ABERDEEN GLOBAL SELECT OPPORTUNITIES FUND INC.

1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a notice, combined proxy statement/prospectus (the "Proxy Statement/Prospectus"), and proxy card(s) for a Special Meeting of Shareholders (the "Meeting") relating to Aberdeen Global Select Opportunities Fund Inc., a Maryland corporation (the "Global Select Opportunities Fund" or the "Target Fund"). The Meeting is scheduled for February 3, 2015 at 10:00 a.m., Eastern Time, at the offices of Aberdeen Asset Management Inc. ("AAMI"), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Meeting, you will be asked to consider and vote upon (i) a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement"), which contemplates the reorganization of the Global Select Opportunities Fund into the Aberdeen Global Equity Fund (the "Global Equity Fund" or "Acquiring Fund"), a series of Aberdeen Funds (the "Reorganization"); (ii) a proposed Plan of Liquidation (the "Liquidation Plan"), which provides for the complete liquidation of all of the assets of the Global Select Opportunities Fund (the "Liquidation"); and (iii) to act upon such other matters as may properly come before the Meeting. The Liquidation will only occur if the Liquidation Plan is approved by shareholders and either the Reorganization is not approved by shareholders or is not consummated for any other reason.

Background

AAMI, the investment adviser to the Global Select Opportunities Fund and the Global Equity Fund (together, the "Funds"), proposed the Reorganization and the Liquidation, in the event the Reorganization is not approved, because it believes that the Global Select Opportunities Fund's small asset size makes the Fund not viable to continue its operations for the long term. The Global Select Opportunities Fund's small asset size also limits the Fund's marketability and, given the lack of investor demand, the future ability to increase assets for the Fund is anticipated to be very limited. AAMI believes that continuing to operate the Global Select Opportunities Fund as currently constituted is not in the best interests of the Global Select Opportunities Fund's shareholders. The governing documents of the Global Select Opportunities Fund require a shareholder vote for a reorganization or a liquidation.

AAMI believes that it is in the best interests of the Global Select Opportunities Fund's shareholders to combine its assets with a fund within the Aberdeen fund complex that has substantially the same principal investment strategies, lower gross expense ratios (though higher net expense ratios) with respect to each class and a generally better performance history. It is anticipated that the shareholders of each of the Funds will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds' assets in the Reorganization, rather than continuing to operate the two Funds separately; however, under current circumstances, shareholders of the combined fund can expect to pay higher net expenses than those now paid by Global Select Opportunities Fund shareholders.

Due to the concern regarding the viability of the Global Select Opportunities Fund described above, AAMI proposed the Liquidation in the event the Reorganization is not approved by shareholders or is not consummated for any other reason.

The Board of Directors of the Global Select Opportunities Fund unanimously approved the Reorganization of the Global Select Opportunities Fund into the Global Equity Fund or, in the alternative, the Liquidation of the Global Select Opportunities Fund.

The Reorganization Agreement provides that the Global Select Opportunities Fund will transfer all of its assets and liabilities to the Global Equity Fund in exchange for shares of certain classes of the Global Equity Fund, which shares will be distributed to the shareholders of the corresponding class of the Global Select Opportunities Fund in complete liquidation and dissolution of the Global Select Opportunities Fund. The following table sets forth the Global Select Opportunities Fund and its classes of shares and the Global Equity Fund and its classes of shares involved in the Reorganization:

Global Select Opportunities Fund	Global Equity Fund
Class A	Class A
Institutional Class	Institutional Class

The Liquidation Plan provides for the complete liquidation of all of the assets of the Global Select Opportunities Fund. If the Liquidation is approved by shareholders and the Reorganization is not approved by shareholders or is not consummated for any other reason, the Global Select Opportunities Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Global Select Opportunities Fund's liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Liquidation Plan.

In considering the proposed Reorganization you should note:

Investment Objectives, Strategies and Policies

The investment objectives of the Acquiring Fund and the Target Fund are similar, as discussed in detail in the Proxy Statement/Prospectus. The principal investment strategies of the Acquiring Fund and the Target Fund are substantially the same and the other investment policies of the Acquiring Fund and the Target Fund are substantially similar.

Same Value of Shares, Tax-Free Transaction and No Sales Charges

The Acquiring Fund shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the Target Fund shares that you held immediately prior to the Reorganization. Target Fund shares will be exchanged for the corresponding class of Acquiring Fund shares in a manner intended to be tax free under federal tax laws (although there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax free). No front-end or contingent deferred sales load will be charged as a result of the Reorganization.

Please note that when calculating the dollar value of your shares with respect to the Reorganization, the net asset value of a Target Fund share will be determined in accordance with the procedures described in the Acquiring Fund's Prospectus and Statement of Additional Information and in accordance with the Acquiring Fund's valuation procedures. These procedures are generally comparable to those used by the Target Fund.

Level of Services and Expenses

The Reorganization is not expected to result in a change in the level or quality of services that Target Fund shareholders currently receive.

The Acquiring Fund has a management fee structure that contains breakpoints, with the highest management fee rate under such structure being the same as the Target Fund's management fee rate. As a result, Target Fund shareholders will not pay a higher management fee, and may experience a lower management fee, as a result of the Reorganization depending on the asset size of the Acquiring Fund after the Reorganization. Each Fund is currently subject to a contractual expense limitation, pursuant to which AAMI has agreed to limit operating expenses to a certain limit, excluding certain expenses. The current net operating expense ratio for each class of the Target Fund (i.e., operating expense ratio after taking into account the applicable contractual expense limitation) is lower than the current net operating expense ratio for the corresponding class of the Acquiring Fund. However, each Fund's contractual expense limitation is currently scheduled to automatically terminate no later than February 28, 2015, and there is no assurance that AAMI will agree to renew the contractual expense limitation. In addition, the current gross operating expense ratio for each class of the Target Fund (i.e., operating expense ratio before taking into account waivers and reimbursements) is higher than the current gross operating expense ratio for the corresponding class of the Acquiring Fund.

Additionally, it is anticipated that the Target Fund and the Acquiring Fund could potentially benefit from the growth in assets realized by combining the Funds because a larger fund could potentially realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base and by reaching breakpoints in the management fee. There can be no assurance, however, that such savings will be realized.

The Target Fund and its shareholders or the Acquiring Fund and its shareholders will not bear any costs arising in connection with the Reorganization as AAMI has agreed to bear such costs (shareholders will continue to pay brokerage or trading expenses, including any expenses related to securities sold prior to and immediately following the Reorganization to realign the portfolio of the Target Fund).

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Details of the proposed Reorganization are included in Proposal 1 of the attached Proxy Statement/Prospectus. Please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the Acquiring Fund.

Details of the proposed Liquidation are included in Proposal 2 of the attached Proxy Statement/Prospectus.

Closing the Global Select Opportunities Fund to Investments

In anticipation of the proposed Reorganization or Liquidation, the Target Fund will be closed to investments effective as of the close of business on February 13, 2015. The closure will apply to all investments including automatic investments, dividend reinvestments and any other investment options.

Recommendation of the Board

At a meeting of the Board of Directors of the Global Select Opportunities Fund on September 18, 2014, the Board of Directors of the Global Select Opportunities Fund considered the Reorganization and the Liquidation on behalf of the Target Fund and unanimously approved the Reorganization and the Liquidation.

For the reasons summarized in this Proxy Statement/Prospectus, the Board of Directors of the Global Select Opportunities Fund believes the proposed Reorganization is in the best interests of shareholders of the Target Fund and unanimously recommends that you vote FOR the proposed Reorganization and, to ensure that the Target Fund will be liquidated if the Reorganization is not consummated, unanimously recommends that you vote FOR the proposed Liquidation.

Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions.

Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

You may revoke your proxy at any time before it is exercised by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call AST Fund Solutions, the Target Fund's proxy agent, toll-free at (866) 406-2283, Monday through Friday, 9 a.m. to 10 p.m., Eastern Time. You may also receive a telephone call from one of AST Fund Solutions' proxy solicitation agents or an officer of the Target Fund asking you to vote your shares. Thank you for your participation in this important initiative.

VOTING

We encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize your proxy or vote in one of the following ways:

•  By calling us toll-free at the telephone number listed on the enclosed proxy card;

•  By Internet at the website address listed on the enclosed proxy card;

•  By returning the enclosed proxy card in the postage-paid envelope; or

•  In person at the Meeting.

As always, we appreciate your support.

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ABERDEEN GLOBAL SELECT OPPORTUNITIES FUND INC.

1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on February 3, 2015

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Aberdeen Global Select Opportunities Fund Inc., a Maryland corporation (the "Global Select Opportunities Fund" or the "Target Fund"), will be held at the offices of Aberdeen Asset Management Inc. ("AAMI"), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on February 3, 2015 at 10:00 a.m., Eastern Time, for the purpose of considering and voting on the following proposals (collectively, the "Proposals"):

1.  To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") which contemplates the reorganization of the Global Select Opportunities Fund into the Aberdeen Global Equity Fund (the "Global Equity Fund" or the "Acquiring Fund"), a series of Aberdeen Funds, and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the "Reorganization").

2.  To approve a Plan of Liquidation (the "Liquidation Plan") pursuant to which the Global Select Opportunities Fund will be liquidated and dissolved (the "Liquidation"). The Liquidation Plan will be implemented only if the Reorganization is not approved by shareholders or is not consummated for any other reason.

3.  To act upon such other matters as may properly come before the Meeting.

The Proposals are described in the attached combined proxy statement/prospectus (the "Proxy Statement/Prospectus").

The Board of Directors of the Global Select Opportunities Fund unanimously recommends that you vote in favor of the Reorganization and, to ensure that the Global Select Opportunities Fund will be liquidated if the Reorganization does not occur, unanimously recommends that you vote in favor of the Liquidation.

The enclosed materials provide additional information about the Proposals. Shareholders of record of the Target Fund as of the close of business on November 19, 2014 (the "Record Date") are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. The notice and related proxy materials are being mailed to shareholders on or about December 12, 2014.

The Questions and Answers below are provided to assist you in understanding the Proposals.

If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Meeting (1) all shareholders of record of the Target Fund on the Record Date, (2) persons holding proof of beneficial ownership of shares of the Target Fund at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies with respect to shares of the Target Fund, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification.

By order of the Board of Directors of Aberdeen Global Select Opportunities Fund Inc.,

Brian Link Secretary Aberdeen Global Select Opportunities Fund Inc.

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please date, sign and return the appropriate enclosed proxy card(s) promptly or authorize your proxy by telephone or through the Internet. No postage is required if mailed in the United States. It is important that you vote your shares promptly in order to avoid the additional expense of further solicitation.

December 11, 2014
Philadelphia, Pennsylvania

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF THE FUND YOU OWN.

PLEASE FILL OUT AND RETURN EACH PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THIS MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE
ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED
PROXY CARD(S).

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN
VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that you vote even if you sold your shares after the Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the enclosed proxy card(s) but give no voting instructions, your shares will be voted "FOR" the Proposals described in the Proxy Statement/Prospectus.

As an alternative to using the enclosed proxy card(s) to vote, you may authorize your proxy via the Internet, by telephone, or in person. To authorize your proxy via the Internet, please access the website listed on the enclosed proxy card(s). To authorize your proxy by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the "control" number(s) that appear on your enclosed proxy card(s). However, any other proposal submitted to a vote at the Meeting by anyone other than the officers or Directors may be voted only in person or by written proxy. If we do not receive your completed enclosed proxy card(s) by January 5, 2015, you may be contacted by our proxy solicitor, AST Fund Solutions.

Unless the enclosed proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the enclosed proxy cards, they will not be voted.

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QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

The following questions and answers provide an overview of the proposal to reorganize Aberdeen Global Select Opportunities Fund Inc., a Maryland corporation (the "Global Select Opportunities Fund" or the "Target Fund"), into the Aberdeen Global Equity Fund (the "Global Equity Fund" or the "Acquiring Fund"), a series of Aberdeen Funds ("Proposal 1"), and the proposal to liquidate the Global Select Opportunities Fund ("Proposal 2" and, together with Proposal I, the "Proposals"). The Proposals will be considered and voted on at a Special Meeting of Shareholders (the "Meeting"), which is scheduled for February 3, 2015 at 10:00 a.m., Eastern Time, at the offices of Aberdeen Asset Management Inc. ("AAMI"), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the "Proxy Statement/Prospectus"), we are also providing you with a brief overview of the subjects of the shareholder vote. Your vote is important.

Q.  What are shareholders of the Target Fund being asked to vote upon?

A.  The shareholders of the Target Fund are being asked to vote separately on the following two proposals:

Proposal 1—shareholders are being asked to consider and vote upon a proposal to reorganize the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement").

Proposal 2—shareholders are being asked to consider and vote upon a proposal to liquidate the Target Fund pursuant to a Plan of Liquidation (the "Liquidation Plan"). The liquidation of the Target Fund pursuant to this proposal will be implemented only if the proposed reorganization is not approved by shareholders or is not consummated for any other reason.

Q.  Why are you sending me this information?

A.  You are receiving the Proxy Statement/Prospectus because you own shares in the Target Fund and have the right to vote on the very important Proposals concerning your investment.

Q.  Why has the reorganization of the Target Fund into the Acquiring Fund been recommended?

A.  On September 18, 2014, the Board of Directors of the Target Fund (the "Target Fund Board"), met to consider AAMI's proposal to reorganize the Target Fund. The Target Fund Board considered a number of factors, including (i) AAMI's recommendation that the Target Fund is not viable due to its small asset size, (ii) the degree to which AAMI is waiving fees and reimbursing expenses with respect to the Fund, and the Fund's continued and sustained lack of profitability to AAMI, (iii) the fact that the principal investment strategies of the Acquiring Fund and the Target Fund are substantially the same, and the fact that both Funds are managed by the same portfolio team, (iv) the Acquiring Fund's higher net expense ratio and lower gross expense ratio with respect to each class of shares, (v) the Acquiring Fund's performance history, (vi) the possibility that shareholders may benefit from operating efficiencies and economies of scale that may be achieved by combining the Target Fund's assets with the Acquiring Fund's assets in the reorganization, (vii) the anticipated tax-free nature of the reorganization, and (viii) the feasibility of other alternatives, including liquidation or continued operation of the Acquiring Fund. Under the terms of the Target Fund's charter, shareholders must approve any proposal to liquidate or reorganize the Target Fund. The Target Fund Board believes that, but for the requirement of shareholder approval, it would be preferable to liquidate the Target Fund, given the Target Fund's small size and relatively high expenses before waivers and reimbursement of fees. The Target Fund Board concluded, however, that in light of the fact that shareholders must approve either a reorganization or a liquidation of the Target Fund, it is in the best interests of the Target Fund's shareholders to have a choice between liquidation and reorganization, even though the pro forma total expenses for the Class A shares of the Acquiring Fund following the closing of the Reorganization are estimated to be 17 basis points higher than the expenses for the Class A shares of the Target Fund, based on expenses for the fiscal year ended October 31, 2013.

Q.  How is the Target Fund proposed to be reorganized?

A.  The Target Fund reorganization will be pursuant to the Reorganization Agreement, which contemplates:

•  the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the assets and liabilities of the Target Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

•  the distribution to each shareholder of each class of Target Fund shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the class of the Target Fund held by that shareholder on the closing date of the reorganization; and

•  the subsequent complete liquidation and dissolution of the Target Fund (the foregoing transaction with respect to the Target Fund is referred to in the Proxy Statement/Prospectus as the "Reorganization").

The Reorganization Agreement has been approved by the Target Fund Board with respect to the Target Fund and the Board of Trustees of Aberdeen Funds (the "Acquiring Fund Board" and together with the Target Fund Board, the "Boards") with respect to the Acquiring Fund. The Reorganization Agreement contemplates the Reorganization of the Target Fund and its share classes into the Acquiring Fund and its share classes as set out below:

Target Fund	Acquiring Fund
Class A	Class A
Institutional Class	Institutional Class

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should redeem their shares prior to the completion of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

The Reorganization Agreement is subject to certain closing conditions and termination rights, including each Board's right to terminate the Reorganization Agreement if it subsequently determines that proceeding with the Reorganization is inadvisable for the Target Fund or the Acquiring Fund, as applicable.

Q.  Why has the liquidation of the Target Fund been recommended?

A.  On September 18, 2014, the Target Fund Board, upon the recommendation of the Target Fund's investment adviser, AAMI, determined that it is advisable and in the best interests of the Target Fund and its shareholders to liquidate the Target Fund in the event the Reorganization is not consummated. In making this determination, the Target Fund Board considered (i) that the Target Fund's small asset size limits its ability to attract new investors and thus limits its ability to achieve meaningful economies of scale, (ii) AAMI's recommendation that the Target Fund is not viable due to its small asset size, and (iii) the degree to which AAMI is waiving fees and reimbursing expenses with respect to the Target Fund, and the Target Fund's continued and sustained lack of profitability to AAMI.

Q.  How will the liquidation work?

A.  If Proposal 2 is approved by shareholders and the Reorganization is not consummated, the Target Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Target Fund's liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Liquidation Plan (collectively, the "Liquidation"). After the distributions are made and other formalities addressed, the Target Fund will be dissolved.

Q.  What is the anticipated timing of the Reorganization or Liquidation?

A.  The Meeting is scheduled to occur on or about February 3, 2015. If the Reorganization is approved by shareholders, the Reorganization will likely take place in the first quarter of 2015. If the Reorganization is not approved by shareholders or is not consummated for any other reason, and the Liquidation is approved by shareholders, liquidating distributions under the Liquidation will likely take place in March or April of 2015.

Q.  Are there any significant differences between the investment objectives and investment strategies and policies of the Target Fund and the Acquiring Fund?

A.  The investment objectives of the Target Fund and the Acquiring Fund are similar. The investment objective of the Fund is to maximize total return, principally through capital appreciation. The investment objective of the Acquiring Fund is long-term capital growth. The principal investment strategies of the Target Fund and the Acquiring Fund are substantially the same and the other investment policies are substantially similar.

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Q.  Are there any significant differences in the annual fund operating expenses of the Target Fund and Acquiring Fund?

A.  The Acquiring Fund has a management fee structure that contains breakpoints, with the highest management fee rate under such structure being the same as the Target Fund's management fee rate. Each Fund is currently subject to a contractual expense limitation, pursuant to which AAMI has agreed to limit operating expenses to a certain limit, excluding certain expenses. The current net operating expense ratio for each class of the Target Fund (i.e., operating expense ratio after taking into account the applicable contractual expense limitation) is lower than the current net operating expense ratio for the corresponding class of the Acquiring Fund. However, the current gross operating expense ratio for each class of the Target Fund (i.e., operating expense ratio before taking into account waivers and reimbursements) is higher than the current gross operating expense ratio for the corresponding class of the Acquiring Fund. Target Fund shareholders will therefore be subject to a higher net expense ratio following the Reorganization. Each Fund's contractual expense limitation is currently scheduled to automatically terminate no later than February 28, 2015, and there is no assurance that AAMI will agree to renew either contractual expense limitation.

It is anticipated that the Target Fund and the Acquiring Fund could potentially benefit from the growth in assets realized by combining the Funds because a larger fund could potentially realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base and by reaching breakpoints in investment management fees. There can be no assurance, however, that such savings will be realized.

Q.  Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.  No. The full value of your shares of the Target Fund will be exchanged for shares of the Acquiring Fund without any sales charge, commission or other transactional fee being imposed. Holders of each class of shares of the Target Fund will receive the corresponding share class of the Acquiring Fund in the Reorganization, as set forth above. Target Fund shareholders that receive Class A shares of the Acquiring Fund in the Reorganization will not pay the applicable front-end sales charge of Class A shares of the Acquiring Fund and will not be subject to any contingent deferred sales charge on Class A shares of the Acquiring Fund. However, Class A shares of the Acquiring Fund purchased after the Reorganization will be subject to any applicable sales charges.

Q.  What effect will the Reorganization have on me as a Target Fund shareholder?

A.  Immediately after the Reorganization, each shareholder of each class of the Target Fund will own shares of the corresponding class of the Acquiring Fund that are equal in value to the shares of the Target Fund that were held by that shareholder immediately prior to the closing of the Reorganization.

The Acquiring Fund will offer the same shareholder services to those offered by Target Fund. AAMI serves as the adviser to both the Target Fund and the Acquiring Fund and anticipates providing advisory services that are substantially similar in nature and quality to the nature and quality of the advisory services that are currently provided to the Target Fund.

The following table outlines the service providers for your Target Fund and the comparable service providers for the Acquiring Fund.

	Target Fund	Acquiring Fund
Adviser	AAMI (portfolio managers: Aberdeen Global Equity Team)	AAMI (portfolio managers: Aberdeen Global Equity Team)
Subadviser	Aberdeen Asset Managers Limited	Aberdeen Asset Managers Limited
Administrator	State Street Bank and Trust Company ("State Street")	AAMI (State Street serves as subadministrator)
Transfer Agent	US Bancorp Fund Services	Boston Financial Data Services, Inc.
Custodian	State Street	State Street
Distributor	Aberdeen Fund Distributors LLC	Aberdeen Fund Distributors LLC
Auditor	KPMG LLP	KPMG LLP

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Q.  What will be the federal income tax consequences of the Reorganization?

A.  As a condition to the Target Fund's obligation to consummate the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes. Despite this opinion, there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax-free.

As of October 31, 2013, the Target Fund had a tax loss carryforward in the amount of $27.9 million, $27 million of which would be lost as a result of the Reorganization or the Liquidation.

Q.  What will be the federal income tax consequences of the Liquidation?

A.  The receipt of the liquidation distributions made to shareholders in the Liquidation is expected to be a taxable transaction to shareholders, resulting in gain or loss, depending upon a shareholder's basis in the shares and the amount received for those shares in the liquidation. Such gain or loss may be short-term or long-term depending upon a shareholder's holding period in shares of the Target Fund. In addition, there may be one or more taxable distributions of income and/or capital gains prior to the liquidating distributions. Such distributions may be from income or from short-term capital gains (taxable at ordinary income rates unless reported by the Target Fund as qualified dividend income and entitled to taxation at capital gain rates, for individuals) or from long-term capital gain.

Q.  Who can vote to approve the Proposals?

A.  Only shareholders of record of the Target Fund at the close of business on November 19, 2014 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

Q.  How does the Board recommend that I vote?

A.  After careful consideration, the Board recommends that you vote "FOR" each of the Proposals.

Q.  What vote is required to approve each Proposal?

A.  The vote required for the approval of each Proposal is as follows:

•  Proposal 1 requires a vote of the lesser of (i) 67% or more of the eligible votes of the Target Fund present at the Meeting if more than 50% of the eligible votes of the Target Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Target Fund.

•  Proposal 2 requires the vote of at least a majority of the votes of the Target Fund entitled to be cast.

Q.  Who will pay for the proxy solicitation expenses?

A.  AAMI will bear all costs arising in connection with the Reorganization or the Liquidation, as the case may be, including, but not limited to, proxy preparation and proxy solicitation costs, printing costs, legal fees and costs of the Reorganization or the Liquidation (shareholders will continue to pay brokerage or trading expenses, including those related to securities sold immediately following the Reorganization to realign the portfolio of the Target Fund and those associated with the liquidation of portfolio holdings as part of the Liquidation). The estimated costs of the Proposals are $117,050.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can authorize your proxy or vote:

•  Vote In Person: You may attend the Meeting as described in the accompanying Proxy Statement/Prospectus and vote your shares in person.

•  By Mail: You may authorize your proxy by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date a proxy card but give no voting instructions, your shares will be voted "FOR" each of the Proposals described above.

•  By Telephone: You may authorize your proxy by telephone by calling the number on your proxy card(s). To vote in this manner, you will need the "control" number that appears on your proxy card(s).

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•  Via the Internet: You may authorize your proxy via the Internet by accessing the website address printed on the enclosed proxy card(s). To vote in this manner, you will need the "control" number that appears on your proxy card(s).

Q.  Whom should I call for additional information about this Proxy Statement/Prospectus?

A.  If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions at (866) 406-2283, Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

THE TARGET FUND BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

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COMBINED PROXY STATEMENT/PROSPECTUS

ABERDEEN GLOBAL SELECT OPPORTUNITIES FUND INC.

1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103
(866) 667-9231

ABERDEEN FUNDS
Aberdeen Global Equity Fund
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103
(866) 667-9231

Dated December 11, 2014

This combined proxy statement/prospectus (the "Proxy Statement/Prospectus") solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of the Aberdeen Global Select Opportunities Fund Inc., a Maryland corporation (the "Global Select Opportunities Fund" or "Target Fund"). The Meeting has been called by the Board of Directors of the Global Select Opportunities Fund (the "Board") to consider and vote on the following proposals (the "Proposals"):

Proposal
1.

An Agreement and Plan of Reorganization (the "Reorganization Agreement") which contemplates the reorganization of the Global Select Opportunities Fund into the Aberdeen Global Equity Fund (the "Global Equity Fund" or the "Acquiring Fund"), a series of Aberdeen Funds, and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the "Reorganization").

2.	A Plan of Liquidation (the "Liquidation Plan") pursuant to which the Global Select Opportunities Fund will be liquidated and dissolved (the "Liquidation"). The Liquidation Plan will be implemented only if the Reorganization is not approved by shareholders or is not consummated for any other reason.
3.	To act upon such other matters as may properly come before the Meeting.

Shareholders of the Target Fund as of the close of business on November 19, 2014 ("Record Date") are entitled to vote on each Proposal. The Meeting is scheduled for February 3, 2015 at 10:00 a.m., Eastern Time, at the offices of Aberdeen Asset Management Inc. ("AAMI" or the "Adviser"). The Board, on behalf of the Target Fund, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about December 12, 2014.

The Target Fund and the Acquiring Fund are referred to collectively as the "Funds" and each, a "Fund" in this Proxy Statement/Prospectus. The Acquiring Fund, following the completion of the Reorganization, may be referred to as the "Combined Fund" in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus gives you information about your investment in the Target Fund and the Acquiring Fund and other matters that you should know about before voting and investing. It is both the Target Fund's proxy statement for the Meeting and a prospectus for the Acquiring Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the "SEC"), are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

•  the Statement of Additional Information dated December 11, 2014 relating to this Proxy Statement/Prospectus;

•  the Prospectus of the Global Equity Fund, dated February 28, 2014, as supplemented (the "Global Equity Fund Statutory Prospectus");

•  the Prospectus of the Global Select Opportunities Fund, dated March 3, 2014, as supplemented (the "Global Select Opportunities Fund Statutory Prospectus");

•  the Statement of Additional Information of the Global Equity Fund, dated February 28, 2014, as supplemented;

•  the Statement of Additional Information for the Global Select Opportunities Fund, dated March 3, 2014, as supplemented;

•  the Annual Report to shareholders of the Global Select Opportunities Fund for the fiscal year ended October 31, 2013; and

•  the Semi-Annual report to shareholders of the Global Select Opportunities Fund for the fiscal period ended April 30, 2014.

In addition, the following documents have been filed with the SEC, are incorporated herein by reference into (each legally forms a part of) and also accompany this Proxy Statement/Prospectus:

•  the Summary Prospectus of the Global Equity Fund, dated February 28, 2014 (the "Global Equity Fund Summary Prospectus" or "Acquiring Fund Summary Prospectus");

•  the Annual Report to shareholders of the Global Equity Fund for the fiscal year ended October 31, 2013; and

•  the Semi-Annual report to shareholders of the Global Equity Fund for the fiscal period ended April 30, 2014.

The Acquiring Fund Summary Prospectus is intended to provide you with additional information about the Acquiring Fund. This document is on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Aberdeen Funds or Aberdeen Global Select Opportunities Fund Inc.
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103
(866) 667-9231 (Acquiring Fund) or 800-387-6977 (Target Fund)

You also may view or obtain these documents from the SEC as follows:

In Person:	At the SEC's Public Reference Room at 100 F Street, N.E. Washington, DC 20549
By Phone:	(202	) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Meeting. If any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

COMBINED PROXY STATEMENT/PROSPECTUS

VOTING INFORMATION	52
What vote is necessary to approve each Proposal?	52
Who can vote to approve the Proposals?	52
How do I ensure my vote is accurately recorded?	52
May I revoke my proxy?	53
What other matters will be voted upon at the Meeting?	53
What other solicitations will be made?	53
How do I submit a shareholder proposal?	53
PRINCIPAL HOLDERS OF SHARES	54
MORE INFORMATION ABOUT THE FUNDS	54
EXHIBITS
Exhibit A—Agreement and Plan of Reorganization
Exhibit B—Investment Restrictions
Exhibit C—Plan of Liquidation
Exhibit D—Principal Holders of Shares as of November 19, 2014

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PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

The following is a summary of certain information relating to Proposal 1 contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein. You should read the entire Proxy Statement/Prospectus carefully, including the Reorganization Agreement (attached as Exhibit A). For more information, please read the Global Equity Fund Statutory Prospectus and the Global Select Opportunities Fund Statutory Prospectus and the Statement of Additional Information relating to this Proxy Statement/Prospectus. A copy of the Acquiring Fund Summary Prospectus accompanies this Proxy Statement/Prospectus.

Shareholders of the Target Fund are being asked to consider and approve the Reorganization Agreement. The Reorganization Agreement provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund.

If the Reorganization Agreement is approved by the shareholders of the Target Fund, each shareholder of the Target Fund will receive the shares of the corresponding class of the Acquiring Fund equal in total value to the shareholder's investment in the Target Fund.

If approved, the Reorganization Agreement will have the effect of reorganizing the Target Fund with and into the Acquiring Fund. This means that you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on a date agreed to by the parties to the Reorganization Agreement (referred to in this Proxy Statement/Prospectus as the "Closing Date"), which is currently expected to be in February 2015.

What is the purpose of Proposal 1?

AAMI, the investment adviser to the Target Fund and the Acquiring Fund, proposed the Reorganization of the Target Fund into the Acquiring Fund because the Target Fund's small asset size makes the Fund not viable. AAMI believes that the Target Fund's small asset size also limits the Target Fund's marketability and, given the lack of investor demand, the future ability to increase assets for the Target Fund is anticipated to be very limited. AAMI believes that continuing to operate the Target Fund as currently constituted is not in the best interests of the Target Fund's shareholders. AAMI further believes that it is in the best interests of the Target Fund's shareholders to combine its assets with a fund with the Aberdeen fund complex that has substantially the same principal investment strategies, lower gross expense ratios (though higher net expense ratios) with respect to each class and a generally better performance history.

For the reasons set out below under "Reasons for the Reorganization," the Board has concluded that the Reorganization of the Target Fund into the Acquiring Fund is in the best interests of the Target Fund and its shareholders and that the interests of the shareholders will not be diluted as a result of the Reorganization.

What are the federal income tax consequences of the Reorganization?

It is expected that shareholders of the Target Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Target Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (although there can be no assurance that the Internal Revenue Service ("IRS") will deem the exchanges to be tax-free). You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. In addition, the capital loss carryovers of the Target Fund will be subject to an annual limitation for federal income tax purposes that will modestly reduce the total capital loss carryovers available to the Acquiring Fund. For further information about the federal income tax consequences of the Reorganization, see "Information About the Reorganization—What are the federal income tax consequences of the Reorganization?"

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Aberdeen Funds' counsel Willkie Farr & Gallagher LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

How do the investment objectives, investment strategies and investment restrictions of the Target Fund and the Acquiring Fund compare?

Investment Objectives

The following chart states the investment objectives of the Target Fund and the Acquiring Fund.

Fund	Investment Objective
Global Select Opportunities Fund (Target Fund)	The investment objective of the Fund is to maximize total return, principally through capital appreciation.
Global Equity Fund (Acquiring Fund)	The fund seeks long-term capital growth.

The investment objectives of the Global Select Opportunities Fund and the Global Equity Fund are similar. Both Funds seek growth of capital. The investment objective of each Fund is non-fundamental, which means it may be changed by the applicable board of directors/trustees without shareholder approval.

Investment Strategies and Policies

The principal investment strategies of the Target Fund and the Acquiring Fund are substantially the same.

As a non-fundamental policy, under normal circumstances, each Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.). Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. Under normal market conditions, each Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by AAMI and/or the sub-adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the U.S. or doing a substantial amount of business outside the U.S. Some of the companies will be multinational companies operating globally, while others will be located in, and primarily tied economically to, one country. Under normal conditions, each Fund invests in securities from at least three different countries. Each Fund may also invest in companies of emerging market countries. In addition, each Fund may invest in securities of any market capitalization.

If a Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.

Each of the Target Fund and the Acquiring Fund are managed by the same investment team. Each Fund's investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company's business direction or growth prospects have changed or the company's valuations are no longer attractive.

Each Fund's other investment policies are substantially similar and only differ in that the Acquiring Fund discloses certain types of currency transactions, debt securities and options, as well as indexed securities, as permitted investments or transactions in its Statement of Additional Information, which are not specifically disclosed as permitted investments or transactions in the Target Fund's Statement of Additional Information.

Investment Restrictions

The Funds have similar fundamental investment restrictions. The only significant difference between the Funds' fundamental investment restrictions is that the Target Fund has a fundamental investment restriction pursuant to which it may not invest more than 15% of the value of the Target Fund's total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days are considered illiquid. While the Acquiring Fund does not have a similar fundamental investment restriction, it has a non-fundamental investment restriction to not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. Each Fund also has certain other non-fundamental investment restrictions. If the shareholders of the Target Fund approve the Reorganization, AAMI will manage the Combined Fund pursuant to the investment restrictions of the Acquiring Fund. The complete list of the investment restrictions of the Target Fund and the Acquiring Fund is set out in Exhibit B.

What are the fees and expenses of the Fund and what can I expect them to be after the Reorganization?

If the Reorganization is approved and completed, holders of Target Fund shares will receive the same class of shares of the Acquiring Fund as they hold in the Target Fund.

Neither Class A nor the Institutional Class of the Target Fund is subject to any sales charges. The Institutional Class of the Acquiring Fund is not subject to any sales charges, but Class A of the Acquiring Fund is subject to a front-end sales charge and a contingent deferred sales charge in certain circumstances. Target Fund shareholders that receive Class A shares of the Acquiring Fund in the Reorganization will not pay the applicable front-end sales charge of Class A shares of the Acquiring Fund and will not be subject to any contingent deferred sales charge on Class A shares of the Acquiring Fund with respect to such shares. However, Class A shares of the Acquiring Fund purchased after the Reorganization will be subject to any applicable sales charges.

Expenses of a mutual fund are often measured by its expense ratio (i.e., the ratio of its total expenses for a year divided by its average daily net asset value over the same year). It is expected that the Combined Fund will have (i) a projected gross operating expense ratio for each class lower than that of the corresponding class of the Target Fund prior to the Reorganization, and (ii) a projected net operating expense ratio for each class higher than that of the corresponding class of the Target Fund prior to the Reorganization, after taking into account the contractual fee waiver and expense reimbursement arrangement (that is, as of October 31, 2013, 1.40% and 1.15% for Class A shares and Institutional Class shares of the Target Fund, respectively, after fee waivers and expense reimbursements, as compared to 1.57% and 1.19% for the respective corresponding classes of the Acquiring Fund).

The following tables: (1) compare the fees and expenses for the Target Fund and the Acquiring Fund based on actual expenses of the Target Fund and the Acquiring Fund for the six months ended April 30, 2014 (annualized) and for the fiscal year ended October 31, 2013; and (2) show the estimated fees and expenses for the Combined Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these Funds will bear as shareholders. The tables enable you to compare and contrast the expense levels for the Target Fund and the Acquiring Fund and obtain a general idea of what the expense levels will be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Funds. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

The Global Select Opportunities Fund and the Global Equity Fund expenses are based on actual expenses for the six months ended April 30, 2014 (annualized):

	Class A			Institutional Class
	Actual		Pro Forma	Actual		Pro Forma
Shareholder Fees (paid directly from your investment)	Global Select Opportunities Fund	Global Equity Fund	Global Equity Fund (combined)	Global Select Opportunities Fund	Global Equity Fund	Global Equity Fund (combined)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	—	5.75%	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	1.00[1]	1.00[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.22%	0.25%	0.25%	None	None	None
Other Expenses	1.72%	0.38%	0.38%	1.63%	0.26%	0.26%
Reimbursement of Prior Management Fees Waived	—	0.03%	0.03%	—	0.03%	0.03%
Total Annual Fund Operating Expenses	2.84%	1.56%	1.56%	2.53%	1.19%	1.19%
Less: Amount of Fee Limitations/ Expense Reimbursements	1.47%[2]	0.00%[3]	0.00%[3]	1.38%[2]	0.00%[3]	0.00%[3]
Total Annual Fund Operating Expenses After Fee Limitations/ Expenses Reimbursements	1.37%	1.56%	1.56%	1.15%	1.19%	1.19%

  1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid. This CDSC will not apply to any Class A shares of the Acquiring Fund received in the Reorganization.

  2  The Global Select Opportunities Fund and AAMI have entered into a written contract limiting operating expenses to 1.40% for Class A shares and 1.15% for Institutional Class shares of the Global Select Opportunities Fund until the earlier of (a) the termination of the Global Select Opportunities Fund's investment advisory agreement with AAMI; or (b) February 28, 2015. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Global Select Opportunities Fund's business. The Global Select Opportunities Fund is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI; provided, however, that any reimbursements must be paid within not more than three fiscal years after the year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated until the earlier of (a) the termination of the Global Select Opportunities Fund's investment advisory agreement with AAMI; or (b) February 28, 2015.

  3  Aberdeen Funds and AAMI have entered into a written contract limiting operating expenses to 1.19% for all Classes of the Global Equity Fund at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative service fees and extraordinary expenses. The Acquiring Fund is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

The Global Select Opportunities Fund and the Global Equity Fund expenses are based on actual expenses for the twelve months ended October 31, 2013:

	Class A			Institutional Class
	Actual		Pro Forma	Actual		Pro Forma
Shareholder Fees (paid directly from your investment)	Global Select Opportunities Fund	Global Equity Fund	Global Equity Fund (combined)	Global Select Opportunities Fund	Global Equity Fund	Global Equity Fund (combined)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	—	5.75%	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	1.00[1]	1.00[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	None	None	None
Other Expenses	1.43%	0.40%	0.40%	1.35%	0.27%	0.27%
Reimbursement of Prior Management Fees Waived	—	0.02%	0.02%	—	0.02%	0.02%
Total Annual Fund Operating Expenses	2.58%	1.57%	1.57%	2.25%	1.19%	1.19%
Less: Amount of Fee Limitations/ Expense Reimbursements	1.18%[2]	0.00%[3]	0.00%[3]	1.10%[2]	0.00%[3]	0.00%[3]
Total Annual Fund Operating Expenses After Fee Limitations/ Expenses Reimbursements	1.40%	1.57%	1.57%	1.15%	1.19%	1.19%

  1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid. This CDSC will not apply to any Class A shares of the Acquiring Fund received in the Reorganization.

  2  The Global Select Opportunities Fund and AAMI have entered into a written contract limiting operating expenses to 1.40% for Class A shares and 1.15% for Institutional Class shares of the Global Select Opportunities Fund until the earlier of (a) the termination of the Global Select Opportunities Fund's investment advisory agreement with AAMI; or (b) February 28, 2015. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Global Select Opportunities Fund's business. The Global Select Opportunities Fund is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI; provided, however, that any reimbursements must be paid within not more than three fiscal years after the year in which AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated until the earlier of (a) the termination of the Global Select Opportunities Fund's investment advisory agreement with AAMI; or (b) February 28, 2015.

  3   Funds and AAMI have entered into a written contract limiting operating expenses to 1.19% for all Classes of the Global Equity Fund at least through February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative service fees and extraordinary expenses. The Acquiring Fund is authorized to reimburse AAMI for management fees previously limited and/or for expenses previously paid by AAMI, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

Example. These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. It assumes a 5% return each year and no change in expenses or in the expense limitations for the Acquiring Fund, which will be in place until February 28, 2015. Although your actual costs may be higher or lower based on these assumptions your costs would be:

ASSUMING YOU REDEEM YOUR SHARES:

The following table is based on amounts for the six months ended April 30, 2014 (annualized):

Class A	1 Year	3 Years	5 Years	10 Years
Global Select Opportunities Fund	$139	$741	$1,369	$3,060
Global Equity Fund	$725	$1,039	$1,376	$2,325
Pro Forma Combined Fund	$725	$1,039	$1,376	$2,325
Institutional Class	1 Year	3 Years	5 Years	10 Years
Global Select Opportunities Fund	$117	$656	$1,221	$2,762
Global Equity Fund	$121	$378	$654	$1,443
Pro Forma Combined Fund	$121	$378	$654	$1,443

The following table is based on amounts for the fiscal year ended October 31, 2013:

Class A	1 Year	3 Years	5 Years	10 Years
Global Select Opportunities Fund	$143	$690	$1,265	$2,827
Global Equity Fund	$726	$1,042	$1,381	$2,335
Pro Forma Combined Fund	$726	$1,042	$1,381	$2,335
Institutional Class	1 Year	3 Years	5 Years	10 Years
Global Select Opportunities Fund	$117	$597	$1,105	$2,499
Global Equity Fund	$121	$378	$654	$1,443
Pro Forma Combined Fund	$121	$378	$654	$1,443

How do the Funds' portfolio turnovers compare?

A Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Target Fund's portfolio turnover rate during its fiscal year ended October 31, 2013, expressed as a percentage of the average value of its portfolio, was 253%. The 2013 portfolio turnover rate for the Target Fund increased as a result of purchases and sales of portfolio holdings made to realign the portfolio with the Fund's investment strategy changes on or around May 21, 2013. After the Target Fund was aligned to the Adviser's management style, the portfolio turnover was, and is anticipated to continue to be, lower. The Acquiring Fund's portfolio turnover rate during its fiscal year ended October 31, 2013, expressed as a percentage of the average value of its portfolio, was 12.87%.

How do the Funds' performances compare?

The accompanying bar charts and tables provide an indication of the risks of investing in the Target Fund and the Acquiring Fund. The returns presented for the Acquiring Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (each, a "Predecessor Fund"). The Acquiring Fund adopted the performance of its respective Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Acquiring Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Acquiring Fund has substantially similar investment objectives and strategies of the Predecessor Fund. Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class. Acquiring Fund Institutional Class returns prior to the commencement of operations of the Institutional Class of the Predecessor Fund (inception date: June 29, 2004) are based on the previous performance of the Institutional Service Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities.

Aberdeen Asset Managers Limited ("AAML") began managing assets of the Acquiring Fund as subadviser to the Acquiring Fund on January 1, 2009. Acquiring Fund performance prior to this date reflects the performance of an unaffiliated subadviser.

AAMI and AAML became the adviser and subadviser of the Target Fund, respectively, on May 22, 2013. Target Fund performance prior to this date reflects the performance of an unaffiliated adviser.

The bar chart and table below can help you evaluate potential risks of the Target Fund and Acquiring Fund. The bar chart shows you how performance of the Target Fund's and the Acquiring Fund's Class A shares has varied from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of sales charges, if applicable, or taxes. If the applicable sales charges or taxes were included, the annual total returns would be lower than those shown. The table compares the Target Fund's and Acquiring Fund's average annual total returns to the returns of a broad-based securities index and a secondary benchmark. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231 (Acquiring Fund) or 800-387-6977 (Target Fund).

Aberdeen Global Select Opportunities Fund

Annual Total Returns—Class A Shares
(Target Fund)
(Years Ended December 31)

During the ten-year period shown in the bar chart, the highest return for a quarter was 20.88% (Q2 09), and the lowest return for a quarter was -21.95% (Q3 11).

Year-to-Date Performance as of September 30, 2014 (Class A): 4.16%

As of December 31, 2013 Average Annual Total Returns	1 Year	5 Years	Since Inception
Class A shares (inception date: 7/1/04)—Before Taxes	13.30%	9.36%	5.29%
Class A shares—After Taxes on Distributions	12.66%	9.11%	5.15%
Class A shares—After Taxes on Distributions and Sales of Shares	7.52%	7.38%	4.21%
Institutional Class shares (inception date: 3/14/05)—Before Taxes	13.52%	9.62%	3.84%
MSCI All Country World Index (reflects no deduction for expenses or taxes)	23.34%	15.45%	7.68%
MSCI World Index (reflects no deduction for expenses or taxes)	27.37%	15.68%	7.54%

Aberdeen Global Equity Fund

Annual Total Returns—Class A Shares
Acquiring Fund
(Years Ended December 31)

During the ten-year period shown in the bar chart, the highest return for a quarter was 23.82% (Q2 09) and the lowest return for a quarter was -21.22% (Q4 08).

Year-to-Date Total Performance as of September 30, 2014 (Class A): 3.83%

As of December 31, 2013 Average Annual Total Returns	1 Year	5 Years	10 Years
Class A shares—Before Taxes	5.48%	11.89%	7.10%
Class A shares—After Taxes on Distributions	4.83%	11.18%	6.71%
Class A shares—After Taxes on Distributions and Sales of Shares	3.08%	9.15%	5.57%
Institutional Class shares—Before Taxes	12.31%	13.54%	7.89%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.37%	15.68%	7.56%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	23.34%	15.45%	7.66%

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above tables. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A; after-tax returns for other classes will vary.

Because the combined fund will most closely resemble the Global Equity Fund, the Global Equity Fund will be the accounting survivor of the Reorganization. The combined fund will also maintain the performance history of the Global Equity Fund at the closing of the Reorganization.

Who are the service providers?

AAMI serves as the investment adviser to each of the Target Fund and the Acquiring Fund, and will serve as the investment adviser to the Combined Fund. AAMI is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), which is the parent company of an asset management group managing approximately $550.0 billion in assets as of August 31, 2014 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. AAML serves as the subadviser to each of the Target Fund and the Acquiring Fund, and will serve as the subadviser to the Combined Fund. AAML, a Scottish Company, located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH, is an affiliate of AAMI and wholly owned by Aberdeen PLC.

The Target Fund and Acquiring Fund have the same investment adviser, subadviser, distributor, auditor and custodian, as indicated in the table below. AAMI serves as administrator of the Acquiring Fund. State Street Bank and Trust Company ("State Street") serves as administrator of the Target Fund, and as subadministrator of the Acquiring Fund pursuant to an agreement with AAMI. The Funds also have different transfer agents. Boston Financial Data Services, Inc. ("BFDS") serves as transfer agent to the Acquiring Fund and US Bancorp Fund Services, LLC ("US Bancorp") serves as transfer agent to the Target Fund. It is anticipated that the service providers to the Acquiring Fund will continue as the service providers to the Combined Fund following the closing of the Reorganization. For more information about the investment advisory fees of the Target Fund and the Acquiring Fund and for a detailed description of the management of the Acquiring Fund and other service providers to the Acquiring Fund, please see "Comparison of the Target Fund and the Acquiring Fund—Who manages the Funds?" and "—Who are the other service providers?" below.

	Target Fund	Acquiring Fund
Adviser	AAMI (portfolio managers: Aberdeen Global Equity Team)	AAMI (portfolio managers: Aberdeen Global Equity Team)
Subadviser	AAML	AAML
Administrator	State Street	AAMI (State Street serves as subadministrator)
Transfer Agent	US Bancorp	BFDS
Custodian	State Street	State Street
Distributor	Aberdeen Fund Distributors LLC	Aberdeen Fund Distributors LLC
Auditor	KPMG LLP	KPMG LLP

How are shares priced?

The price of each share of the Target Fund or the Acquiring Fund is based on its per share net asset value ("NAV"). The NAV per share of a class is generally determined by dividing the total net market value of the securities and other assets in a Fund's portfolio allocable to such class, less liabilities allocable to such class, by the total number of shares outstanding of such class.

The NAV for shares of each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (the "Exchange") (normally at 4 p.m. Eastern time) on days the Exchange is open. A purchase, exchange or redemption order will be priced at the next NAV calculated after the order is received by the Fund (plus any applicable sales charge).

Please note that when calculating the dollar value of your shares with respect to the Reorganization, the net asset value of a Target Fund share will be determined in accordance with the procedures described under "Investing with Aberdeen Funds—Fair Value Pricing" in the Global Equity Fund Statutory Prospectus and "Valuation of Shares" in the Acquiring Fund's Statement of Additional Information and in accordance with the

Acquiring Fund's valuation procedures. These procedures are generally comparable to those used by the Target Fund and are detailed below:

Target Fund	Acquiring Fund

NAV

The Fund's share price, also called NAV, is determined as of the close of trading (ordinarily 4:00 p.m., Eastern Time) every day the New York Stock Exchange (the "Exchange") is open. The Fund calculates the NAV per share, generally using market prices, by dividing the total value of the Fund's net assets by the number of the shares outstanding. NAV is calculated separately for each Class of the Fund. Shares are purchased or sold at the next offering price determined after a purchase or sale order is received in good order by the Fund or its authorized agents. A request is in good order when the Fund or its authorized agents have received a completed application or appropriate instruction along with the intended investment, and any other required documentation in accordance with the Fund's or its authorized agents' procedures. The offering price is the NAV.
The Adviser, through its pricing committee (the "Pricing Committee"), is primarily responsible for daily oversight of the generation of accurate NAV calculations, reasonable fair value determinations, and adherence to the valuation procedures approved by the Fund's Board.	The NAV for the Fund is determined as of the close of regular trading on the Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a "Business Day") and on such other days as the Board of Trustees determines (together, the "Valuation Time").
However, to the extent that the Fund's investments are traded in markets that are open when the Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.
The Fund will not compute NAV on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is closed.
The Fund reserves the right not to determine its NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

Equity Securities

The Fund's equity investments are valued at market value, which is the last sale price of an equity security on the day ("Valuation Date") from the exchange on which such security is principally traded.
If no trades occur on the Valuation Date, or if no Official Closing Price is available, then market value shall be the mean between the most recent bid and asked quotations on such Valuation Date on the exchange on which such security is principally traded. If there are no bid and ask quotations, the value of such security may be taken to be the most recent bid quotation on the exchange on the Valuation Date.	Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time).
Equity securities are valued at the last quoted sale price, or if there is no sale price, at the mean of the bid/ask spread quoted at the close on the principal exchange on which the security is traded.

Debt Obligations

Debt securities with remaining maturities in excess of 60 days are valued in accordance with the price supplied by a broker, dealer, or pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees. If there is no current day quoted bid or evaluated bid on a debt instrument on the Valuation Date, the value shall be the previously applied bid, which can be used for up to five business days.
In the event there is no current or recent bid price or evaluated bid, then the security may be priced based on bid quotations from broker-dealers.

Target Fund	Acquiring Fund

Short-Term Debt Obligations

Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost.

Short-term debt securities such as commercial paper and U.S. Treasury bills, having a remaining maturity of 60 days or less are considered to be "short term" and are valued at amortized cost which approximates market value.

Fair Value

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Date but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Pricing Committee.
Situations in which fair value pricing may be required include the following: securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have recently gone into default and for which there is no current market quotation; a position whose market price is not available from an independent pricing source and for which reliable quotations are not otherwise available; a position whose price, as provided by any pricing source, does not, in the opinion of the Pricing Agent, the Adviser or the Pricing Committee reflects the position's market value; foreign securities subject to trading collars for which no or limited trading takes place; positions the market quotations for which are not readily available as a result of "significant events;" any position whose principal exchange or trading market is closed for an entire business day on which the Fund needs to determine its NAV; i. any position the exchange rate for which is not readily available as a result of significant events; and any position for which market quotations have been deemed stale.
The Fund may also use fair value procedures if the Pricing Committee determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by an independent fair value pricing service, which has been approved by the Board, to price foreign equity securities.	Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Adviser or designee, are valued at fair value under procedures approved by the Fund's Board of Trustees.
Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV. The following events, if considered significant, are examples of events that may cause securities to be valued at fair value because current market quotations are deemed unreliable: corporate actions such as reorganizations, mergers, spin-offs, rights issuances, liquidations, acquisitions, and buy-outs; corporate announcements on earnings; corporate announcements relating to products such as new product offerings, product recalls, or other product-related news; regulatory news such as government approvals (such as new patents, drug approvals, investigations, etc.); trading halts; natural disasters or armed conflict news affecting issuer operations and/or a country or region; events relating to significant issuer litigation; trading volumes on markets, exchanges, brokers, etc.; values of baskets of securities traded on other markets, exchanges, or among dealers; the fundamental analytical data relating to the investment and its issuer; governmental actions that affect securities in one sector, country or region in a particular way; or significant market fluctuations.
The Fund values securities at fair value in the circumstances described below.

Target Fund	Acquiring Fund

Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which the Fund's net asset value is not calculated. "Fair value" prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values. Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate. Fair value prices are intended to reflect more accurately the value of those securities at the time the Fund's NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

What are the sales load, redemption fee and Rule 12b-1 arrangements for the Funds?

Class A Shares. Class A shares of the Target Fund are not subject to any sales charges. Class A shares of the Acquiring Fund are subject to a maximum sales charge of 5.75%. The sales charge is calculated as a percentage of the offering price for Class A shares. Sales charges are reduced as the amount increases, provided the amount invested reaches certain specified levels. There is no sales charge on Acquiring Fund Class A shares on purchases of $1,000,000 or more, but Acquiring Fund Class A shares may be subject to a contingent deferred sales load of 1.00% if a redemption is made within 18 months of purchase if no sales charge was paid on the original purchase and a finder's fee was paid. Class A shares of the Target Fund and the Acquiring Fund are subject to a Rule 12b-1 fee at an annual rate of 0.25% of each Fund's average daily net assets attributable to its respective Class A shares.

Institutional Class Shares. Institutional Class shares of the Target Fund and the Acquiring Fund are offered at net asset value with no front-end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.

Redemption Fees. The Target Fund and the Acquiring Fund do not charge redemption fees.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Target Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds, the Adviser and/or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Funds over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

How do the Funds' purchase, redemption and exchange policies and procedures and dividend policies compare?

The Target Fund's and Acquiring Fund's purchase, redemption and exchange policies and procedures are generally similar. The Target Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. For more information, see "Comparison of the Target Fund and Acquiring Fund—How do the Funds' Dividends and Distributions, Purchase, Redemption and Exchange Policies Differ" and "Additional Information About the Acquiring Fund."

Where can I find more financial information about the Funds?

The Target Fund's and the Acquiring Fund's annual and semi-annual reports, which are incorporated herein by reference, show per share information for each of the past five fiscal years, and the most recent semi-annual period in the case of the semi-annual reports. The annual reports also contain a discussion of the applicable Fund's performance during the past fiscal year. These documents also are available upon request. (See "Contacting Aberdeen Funds" below).

What are the principal risks associated with investments in the Funds?

The risks identified below are the principal risks of investing in the Target Fund and the Acquiring Fund. Both Funds are subject to substantially the same principal risks, with the exception of one additional principal risk for the Target Fund as set out below. All investments have risks to some degree and it is possible that you could lose money by investing in a Fund. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee a Fund will achieve its investment objective. For more information on the risks associated with the Acquiring Fund, see the "Additional Information on Portfolio Instruments and Investment Policies" section of the Acquiring Fund's Statement of Additional Information.

Each Fund is subject to the principal risks set out below.

Emerging Markets Risk—A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Foreign Securities Risk—Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Impact of Large Redemptions and Purchases of Fund Shares—Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

Market Risk—The Fund could lose value if the individual securities in which it invests or overall markets in which such securities trade decrease in value.

Securities Selection Risk—The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small-Cap and Mid -Cap Securities Risk—In general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

The Target Fund's most recent prospectus included the additional principal risk set out below. The Target Fund's prior manager utilized a management style that resulted in higher portfolio turnover, usually greater than 100%. After the Target Fund was aligned to the Adviser's management style, the portfolio turnover was, and is anticipated to continue to be, lower. For the six months ended April 30, 2014, as disclosed in the Target Fund's semi-annual report for that period, the Target Fund's portfolio turnover was 5%.

Active Trading Risk—The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

REASONS FOR THE REORGANIZATION

Background

AAMI, the investment adviser to the Target Fund and the Acquiring Fund, proposed the Reorganization because it believes that the Target Fund's small asset size makes the Fund not viable over the longer term. The Target Fund's small asset size also limits the Target Fund's marketability and, given the lack of investor demand, the future ability to increase assets for the Target Fund is anticipated to be very limited. AAMI has been subsidizing the Target Fund by waiving a portion of its fees and capping the Target Fund's annual operating expenses. AAMI has indicated that it is not willing to continue to waive its fees or limit the Target Fund's expenses over the long term. Thus, AAMI believes that continuing to operate the Target Fund as currently constituted is not in the best interests of the Target Fund's shareholders. AAMI further believes that it is in the best interests of the Target Fund's shareholders to combine its assets with a fund within the Aberdeen fund complex that has substantially the same principal investment strategies, lower gross expense ratios (though higher net expense ratios) with respect to each class and a generally better performance history. It is anticipated that the shareholders of each of the Funds may also benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds' assets in the Reorganization, rather than continuing to operate the two Funds separately; however, under current circumstances, shareholders of the Combined Fund can expect to pay higher net expenses than those now paid by Acquired Fund shareholders.

Board Consideration of the Reorganization

At a regular meeting held on September 18, 2014, all of the Directors of the Target Fund, including the Directors who are not "interested persons" of the Target Fund, as such term is defined in the 1940 Act (the "Independent Directors"), considered and approved the proposed Reorganization Agreement. For the reasons more fully described below, the Board determined that the Reorganization was in the best interests of the Target Fund and its shareholders, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. At the meeting and throughout the course of the Board's considerations of these matters, the Independent Directors were advised by an independent legal counsel that is experienced in 1940 Act matters. The Board of Trustees of Aberdeen Funds (the "Acquiring Fund Board") also approved the Reorganization Agreement on behalf of the Acquiring Fund.

Before approving the Reorganization Agreement, the Directors evaluated information provided by management of the Funds and reviewed various factors about the Target Fund and the Acquiring Fund and the proposed Reorganization.

When evaluating the Reorganization Agreement, the Board considered the following factors, among others:

•  AAMI's representation that the Target Fund is not viable due to its small asset size;

•  the degree to which AAMI is waiving fees and reimbursing expenses with respect to the Target Fund, and the Target Fund's continued and sustained lack of profitability to AAMI;

•  the expectation that the Combined Fund will have (i) a projected gross operating expense ratio for each class lower than that of the corresponding class of the Target Fund prior to the Reorganization, and (ii) a projected net operating expense ratio for each class higher than that of the corresponding class of the Target Fund prior to the Reorganization, after taking into account the contractual fee waiver and expense reimbursement arrangement (that is, as of October 31, 2013, 1.40% and 1.15% for Class A shares and Institutional Class shares of the Target Fund, respectively, after fee waivers and expense reimbursements, as compared to 1.57% and 1.19% for the respective corresponding classes of the Acquiring Fund);

•  the possibility that shareholders may benefit from operating efficiencies and economies of scale that may be achieved by combining the Target Fund's assets with the Acquiring Fund's assets in the Reorganization, although no assurance can be given that these Acquiring Funds will be able to achieve those operating efficiencies (and Acquired Fund shareholders will experience an increase in net expenses as shareholders of the Combined Fund);

•  the fact that the Reorganization likely would result in the loss of substantially all of the Target Fund's tax loss carry-forwards, which would also be the case in the event of a liquidation;

•  the similar investment strategies of the Acquiring Fund and the Target Fund and the fact that both Funds are managed by the same portfolio team, using a substantially similar investment management style;

•  the Acquiring Fund's performance history;

•  the anticipated tax-free nature of the Reorganization, and

•  the feasibility of other alternatives, including liquidation (which would require approval by at least a majority of the outstanding shares of the Target Fund) or continued operation of the Target Fund.

In addition, the Directors considered, among other things:

•  the terms and conditions of the Reorganization;

•  the fact that the Reorganization would not result in the dilution of shareholders' interests;

•  the fact that AAMI will bear the expenses incurred in connection with the Reorganization (shareholders will continue to pay brokerage or trading expenses, including those relating to securities sold prior to and immediately following the Reorganization to realign the portfolio of the Target Fund);

•  the comparative historical performance of the Target Fund and the Acquiring Fund;

•  the fact that the Acquiring Fund will assume all of the liabilities of the Target Fund;

•  the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

•  alternatives available to shareholders of the Target Fund, including the ability to redeem their shares.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Target Fund believed that but for the requirement of shareholder approval, it would be preferable to liquidate the Target Fund, given the Target Fund's small size and relatively high expenses before waivers and reimbursement of fees. The Directors concluded, however, that in this context, it would be in the best interests of the Target Fund's shareholders to have a choice between liquidation and reorganization, even though the total expenses for the Class A shares and the Institutional Class shares of the Acquiring Fund following the Reorganization are estimated to be 17 basis points and 4 basis points higher, respectively, based on estimates using October 31, 2013 information, than the expenses of the corresponding classes of shares of the Target Fund. The determinations were made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to the various conclusions. Consequently, the Board approved the Reorganization Agreement and directed that the Reorganization Agreement be submitted to shareholders of the Target Fund for approval.

The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Board's right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Target Fund and the Acquiring Fund's Board's right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Acquiring Fund. In the event that the Board determines not to proceed with the Reorganization, the Board has approved the Liquidation of the Target Fund, subject to approval of Target Fund shareholders, as discussed in Proposal 2.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

INFORMATION ABOUT THE REORGANIZATION AND THE REORGANIZATION AGREEMENT

The following is a summary of the Reorganization Agreement and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

First, the Reorganization of the Target Fund must be approved by its shareholders. In the event the Target Fund fails to receive sufficient votes for approval of the Reorganization, management will consider whether to continue further solicitations.

If the shareholders of the Target Fund approve the Reorganization, the Reorganization will take place after the parties to the Reorganization Agreement satisfy various conditions. The Reorganization Agreement contains a number of conditions that must be met before either the Target Fund or the Acquiring Fund is obligated to proceed with the Reorganization. These include, among others, that (1) the Funds receive from the Funds' counsel certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with certain laws and regulations (including an opinion from special counsel to Aberdeen Funds that the shares issued in the Reorganization will be validly issued, fully paid and non-assessable); (2) both the Target Fund and the Acquiring Fund receive from Aberdeen Funds' counsel the tax opinion described below under "What are the federal income tax consequences of the Reorganization?"; and (3) each of the Target Fund and the Acquiring Fund receive certain certificates from the other Fund's officers concerning the continuing accuracy of its representations and warranties made in the Reorganization Agreement. The Reorganization Agreement contains a number of representations and warranties made by the Target Fund to the Acquiring Fund related to, among other things, its legal status, compliance with laws and regulations and financial position and also contains similar representations and warranties made by the Acquiring Fund to the Target Fund.

If the shareholders of the Target Fund approve the Reorganization Agreement and various conditions are satisfied, the Target Fund will deliver to the Acquiring Fund all of its assets and liabilities on the closing date of the Reorganization. In the exchange, the Target Fund will receive the Acquiring Fund's shares to be distributed pro rata to the Target Fund's shareholders. Each shareholder of the Target Fund will receive the number of full and fractional shares of the Acquiring Fund and share class equal in value to the value of the shares of the Target Fund as follows:

Target Fund	Acquiring Fund
Class A	Class A
Institutional Class	Institutional Class

The Reorganization is scheduled to occur on a date agreed to by the parties to the Reorganization Agreement (hereafter, the "Closing Date"), which is currently expected to be in the first quarter of 2014. The value of the assets of the Target Fund will be the value of such assets as of the close of business of the Exchange (normally 4:00 p.m., Eastern time). The net asset value of a Target Fund share will be determined in accordance with the procedures described in the Acquiring Fund's Statutory Prospectus and the Acquiring Fund's Statement of Additional Information and in accordance with the Acquiring Fund's valuation procedures.

The liquidation and distribution with respect to each class of the Target Fund's shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to newly-opened accounts on the books of that Acquiring Fund in the names of the Target Fund shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund shares issued in connection with such exchange.

After such distribution, the Target Fund will take all necessary steps under the 1940 Act, applicable state law, its governing instruments, and any other applicable law to cease operating as an investment company, to cease the continuous offering of its shares, and to liquidate and dissolve.

The Reorganization Agreement may be amended as deemed necessary by the authorized officers of the Target Fund or the Acquiring Fund, provided that following the Meeting no amendment may change the provisions for determining the number of shares to be issued to Target Fund shareholders to the detriment of shareholders without their further approval. The Reorganization Agreement may be terminated with respect to the Target Fund or the Acquiring Fund if at any time prior to the Closing Date the Board or the Acquiring Fund

Board, as applicable, concludes that the Reorganization is inadvisable with regards to the Target Fund or the Acquiring Fund, respectively. The Reorganization Agreement may also be terminated by (i) written consent of the parties; (ii) following a material breach by one party of the representations, warranties or covenants which is not cured within ten business days; or (iii) by the Target Fund upon the occurrence of an event that has a material adverse effect on one of the parties, or by the Acquiring Fund upon the occurrence of an event that has a material adverse effect on the Target Fund.

Management does not currently anticipate that there will be a need for any portfolio realignment of the Combined Fund after the Reorganization as the Funds are currently managed pursuant to substantially similar investment policies and approaches. To the extent there are sales of portfolio holdings to realign the portfolio of the Target Fund, the tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the applicable Fund's basis in such securities. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, as of October 31, 2013, the Acquiring Fund has approximately $17 million of capital loss carryforwards, which may be used to offset any capital gains of the Combined Fund except to the extent of any realized gain attributable to the net built-in gain, if any, of the Target Fund as of the date of the Reorganization. If the Reorganization is approved and you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you should redeem your shares prior to the completion of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Who will pay the expenses of the Reorganization?

The reasonable expenses associated with the Reorganization will be borne solely by AAMI or its affiliates and will not be borne by shareholders. Shareholders will continue to pay brokerage or trading expenses, including those related to securities sold prior to and immediately following the Reorganization to realign the portfolio of the Target Fund; however, trading activity is not anticipated due to the fact that the Funds are managed similarly.

What are the federal income tax consequences of the Reorganization?

Treatment as a Tax-Free Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations to be made on behalf of the Target Fund and the Acquiring Fund, it is expected that Willkie Farr & Gallagher LLP will provide a legal opinion to the effect that, for federal income tax purposes:

•  Shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their shares of the Target Fund for shares of the Acquiring Fund;

•  No gain or loss will be recognized by the Target Fund (a) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or (b) upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation, as contemplated in the Reorganization Agreement, except for any gain recognized as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code or as a result of the closing of the taxable year of the Target Fund as of the Reorganization;

•  Neither the Acquiring Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of the Target Fund or as a result of the closing of the taxable year of the Target Fund as of the Reorganization;

•  The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund except for certain adjustments that may be required to be made solely as a result of gain recognized on the transfer of certain assets of the Target Fund;

•  The holding period and aggregate tax basis for Acquiring Fund shares that are received by the Target Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholder, provided that the shareholder held Target Fund shares as a capital asset at the time of the Reorganization; and

•  The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

AAMI has not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

General Limitation on Capital Losses. In certain cases, a fund's ability to use capital losses is limited following a reorganization. As of the fiscal year ended October 31, 2013, the Target Fund had approximately $27,937,000 of capital loss carryforwards, with such amounts available for offset and net realized gains expected to be limited as to usage in any one year pursuant to certain federal income tax rules relating to corporate ownership changes.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization of the Target Fund, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Acquiring Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because the discussion above only relates to the federal income tax consequences.

What should I know about shares of the Acquiring Fund?

If the Reorganization is approved by the Target Fund's shareholders, full and fractional shares of the Acquiring Fund will be distributed to shareholders of the Target Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, and non-assessable and will have no pre-emptive or conversion rights. The shares of the Acquiring Fund will be recorded electronically in each shareholder's account. The Acquiring Fund will then send a confirmation to each shareholder. As of the Closing Date, outstanding certificates, if any, representing shares of the Target Fund will be cancelled.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?

The capitalization table below this paragraph sets out, as of November 19, 2014, the capitalizations of the Target Fund and the Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on November 19, 2014 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs. Each shareholder of the Target Fund will receive the number of full and fractional shares of the Acquiring Fund equal in value to the value (as of the last Business Day prior to the Closing Date) of the shares of the Target Fund.

	Global Select Opportunities Fund (unaudited)	Global Equity Fund (unaudited)	Proforma Adjustments to Capitalization (unaudited)	Acquiring Fund after Reorganization (estimated)
Net Assets
Class A	$5,545,452	$67,101,227	$—	$72,646,679
Class C	$—	$4,143,804	$—	$4,143,804
Class R	$—	$1,994,920	$—	$1,994,920
Institutional Service	$—	$4,638,502	$—	$4,638,502
Institutional	$1,426,770	$78,300,310	$—	$79,727,080
	$6,972,222	$156,178,763		$163,150,985

	Global Select Opportunities Fund (unaudited)	Global Equity Fund (unaudited)	Proforma Adjustments to Capitalization (unaudited)	Acquiring Fund after Reorganization (estimated)
Shares Outstanding
Class A	136,004	4,879,546	267,257	5,282,807
Class C	—	317,520	—	317,520
Class R	—	150,366	—	150,366
Institutional Service	—	336,754	—	336,754
Institutional	34,684	5,687,215	68,947	5,790,846
	170,688	11,371,401	336,204	11,878,293
Net Asset Value per Share
Class A	$40.77	$13.75		$13.75
Class C	—	$13.05		$13.05
Class R	—	$13.27		$13.27
Institutional Service	—	$13.77		$13.77
Institutional	$41.14	$13.77		$13.77

COMPARISON OF TARGET FUND AND ACQUIRING FUND

Who manages the Funds?

AAMI, a Delaware corporation formed in 1994, is a registered investment adviser and serves as the investment adviser to both the Target Fund and the Acquiring Fund. AAMI's principal place of business is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AAMI is a wholly-owned subsidiary of Aberdeen PLC, which is the parent company of an asset management group managing approximately $550.0 billion in assets as of August 31, 2014 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

Pursuant to an investment advisory agreement with each Fund, AAMI manages the Fund in accordance with the policies and procedures established by the Board or the Acquiring Fund Board, as applicable. In rendering investment advisory services, AAMI may use the resources of investment advisor subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding with AAMI pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of AAMI, including the Funds, as associated persons of AAMI, subject to supervision by AAMI.

AAML, a Scottish Company, serves as a subadviser to the Acquiring Fund and the Target Fund. AAML's principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. AAML is responsible for the day-to-day management of each Fund. To the extent that AAML does not have management over a specific portion of a Fund's assets, AAML will assist AAMI with oversight for the Fund. When a portfolio management team from AAML is allocated a specific portion of a Fund's assets to manage, it will receive a fee from AAMI for its investment management services. AAML is an affiliate of AAMI and wholly owned by Aberdeen PLC.

Portfolio Manager Information

The Funds are managed by the Global Equity Team. The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. AAMI and AAML do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows AAMI and AAML to perform the diligent research required by AAMI's process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of each Fund, with the following members having the most significant responsibility for the day-to-day management of each Fund:

Stephen Docherty, Head of Global Equities (AAML). Stephen Docherty is Head of Global Equities, managing a team of fifteen, including five senior global equity investment managers, who are responsible for Aberdeen's overall strategy towards global equity investment, including ethical portfolios. Stephen joined

Aberdeen in 1994, successfully establishing performance measurement procedures before taking up a fund management role. Previously, Stephen worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Bruce Stout, Senior Investment Manager (AAML). Bruce Stout is a senior investment manager on the global equities team. He joined Aberdeen in 2000 from Murray Johnstone where he held the position of Investment Manager for their emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Jamie Cumming, CFA®, Senior Investment Manager (AAML). Jamie Cumming is a Senior Investment Manager on the Global Equity Team. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an Investment Manager on the Japanese Equities Team. Previously, Jamie worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. Jamie graduated with a BA (Hons) from Strathclyde University and is a CFA Charterholder.

Samantha Fitzpatrick, CFA®, Senior Investment Manager (AAML). Samantha Fitzpatrick is a senior investment manager on the Global Equity Team. Samantha joined Aberdeen in 1998 from the WM Company where she was in the market data team. Samantha graduated with a BA (Hons) in Mathematics from the University of Strathclyde and is a CFA® Charterholder.

The Target Fund's Statement of Additional Information dated March 3, 2014, as amended, and the Acquiring Fund's Statement of Additional Information dated February 28, 2014, as amended, provide additional information about the portfolio managers' compensation, other accounts they manage, and their ownership of shares in the relevant Fund.

What management fees do the Funds pay?

The annual investment advisory fee for each Fund, as a percentage of the Fund's average daily net assets, is as follows:

Advisory Fee
Global Select Opportunities Fund	0.90%
Global Equity Fund	• 0.90% on assets up to $500 million; • 0.85% on assets of $500 million up to $2 billion; • 0.80% on assets of $2 billion and more

AAMI has contractually agreed to reimburse the Target Fund for certain expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of the Target Fund's business) that exceed the annual rate of 1.40% and 1.15% of the average daily net assets of the Class A shares and Institutional Class shares, respectively, at least through February 28, 2015.

AAMI has entered into a written expense limitation agreement with Aberdeen Funds on behalf of the Acquiring Fund limiting operating expenses (excluding taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expense, 12b-1 fees, administrative service fees and extraordinary expenses) to 1.19% for all classes of shares of the Acquiring Fund, at least through February 28, 2015.

A discussion regarding the basis of the Acquiring Fund Board's approval of the Acquiring Fund's investment advisory contract and subadvisory contract is available in the Acquiring Fund's Annual Report to shareholders for the fiscal year ended October 31, 2013.

Who are the other service providers?

The Funds have certain of the same service providers, but differ as to others, as detailed below.

Administrator

Target Fund. Pursuant to an Administration Agreement, State Street, located at One Lincoln Street, Boston, Massachusetts 02111, serves as administrator to the Target Fund. For its services as custodian (as described below) and for administrative, fund accounting and other services, the Target Fund pays State Street an annual fee based on the Fund's net assets equal to 0.01%.

Acquiring Fund. AAMI, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, provides administrative services to the Acquiring Fund, which includes various administrative and accounting services, daily valuation of the Acquiring Fund's shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Acquiring Fund Board, pursuant to a Fund Administration Agreement. Aberdeen Funds pays an annual fee of 0.08% as a percentage of the aggregate net assets of all Aberdeen Funds. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set out below.

State Street serves as the sub-administrator for the Acquiring Fund. For the administration services provided by State Street to the Acquiring Fund, AAMI pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by AAMI and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Transfer Agent

Target Fund. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as the Target Fund's transfer and dividend disbursing agent. Pursuant to a Transfer Agency Agreement, U.S. Bancorp Fund Services, LLC (a) issues and redeems shares of the Target Fund, (b) addresses and mails all communications by the Target Fund to record owners of Target Fund's shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board concerning the Target Fund's operations.

Acquiring Fund. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, located at 30 Dan Road, Canton, MA 02021-2809, serves as the transfer agent for the Acquiring Fund.

Custodial Services

State Street serves as the custodian for the Target Fund and the Acquiring Fund.

Auditors

KPMG LLP serves as the Target Fund's and the Acquiring Fund's independent registered public accounting firm and is located at 1601 Market Street, Philadelphia, PA 19103.

Distributor

Aberdeen Fund Distributors LLC ("AFD"), an affiliate of AAMI, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, serves as the Target Fund's and the Acquiring Fund's primary distributor.

How do the Funds differ with respect to sales charges, Rule 12b-1 plans, administrative service fees and transfer agent out-of-pocket expenses?

Sales Charges

Neither class of shares of the Target Fund is subject to any sales charges and the Institutional Class of the Acquiring Fund is not subject to any sales charges. There is a maximum sales charge of 5.75% for Class A shares of the Acquiring Fund. For more information on the sales charges of Class A of the Acquiring Fund, see "Additional Information About the Acquiring Fund" in this Proxy Statement/Prospectus.

Rule 12b-1 Plans

Target Fund. The Target Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act, which permits Class A shares of the Target Fund to compensate the Fund's distributor or any other entity approved by the Acquiring Fund Board (collectively, "payees") for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Target Fund's distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

Under the Distribution Plan, the Target Fund pays an annual fee of up to 0.25% of the average daily net assets of the Target Fund that are attributable to Class A shares. The 12b-1 fees are paid from the Target Fund's assets on an ongoing basis. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges.

Acquiring Fund. The Acquiring Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act, which permits, among other things, Class A shares of the Acquiring Fund to compensate the Fund's distributor or any other entity approved by the Acquiring Fund Board (collectively, "payees") for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Acquiring Fund's distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

Under the Distribution Plan, Class A shares pay the Acquiring Fund's distributor annual amounts not exceeding 0.25% of daily net assets. These 12b-1 fees are in addition to applicable sales charges and are paid from the Acquiring Fund's assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges.

Administrative Service Fees

Class A shares of the Acquiring Fund are subject to an administrative service fee of up to 0.25%, which is in addition to Rule 12b-1 fees for Class A shares described above. These fees are paid by the Acquiring Fund to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Acquiring Fund. Under the Administrative Services Plan, the Acquiring Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of Class A assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

The Target Fund does not pay an administrative service fee.

Transfer Agent Out-of-Pocket Expenses

The Acquiring Fund may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Acquiring Fund, subject to certain limitations approved by the Acquiring Fund Board. (These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees described above.) Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Because these fees are paid out of the Acquiring Fund's assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

The Target Fund does not pay or reimburse transfer agent out-of-pocket expenses to broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Target Fund.

What are the Differences in the Funds' Additional Investments, Investment Techniques and Risks?

The Acquiring Fund's investments, investment techniques and risks are substantially the same as those of the Target Fund, with the exception of the following "Active Trading Risk" to which the Target Fund, but not the Acquiring Fund, is subject. The Target Fund's prior manager utilized a management style that resulted in higher portfolio turnover, usually greater than 100%. After the Target Fund was aligned to the Adviser's management style, the portfolio turnover was, and is anticipated to continue to be, lower. For the six months ended April 30, 2014, as disclosed in the Target Fund's semi-annual report for that period, the Target Fund's portfolio turnover was 5%.

Active Trading Risk—A Fund that engages in active and frequent trading of portfolio securities, which would result in a higher portfolio turnover rate, may incur increased costs, which can lower the actual return of the Fund. Active trading or high portfolio turnover may also increase short term gains and losses, which may affect taxes that must be paid.

The following investments, investment techniques and risks are substantially the same for the Target Fund and the Acquiring Fund:

Convertible Securities—Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Country/Regional Focus Risk—In the event a Fund's investments focus on a single country or geographical region, the Fund would be exposed to increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a fund with a wider geographical allocation.

Custody/Sub-Custody Risk—To the extent that a Fund invests in markets where custodial and/or settlement systems are not fully developed, there may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of a Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability.

Depositary Receipts—Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts ("ADRs") are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depositary Receipts ("GDRs") may be issued by institutions located anywhere in the world and traded in any securities market. European Depositary Receipts ("EDRs") are issued in Europe and used in bearer form in European markets.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Emerging Markets Risk—The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Europe—Recent Events Risk—A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund's investments.

Event Risk—Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer's debt. Added debt may significantly reduce the credit quality and market value of an issuer's bonds.

Focus Risk—To the extent that a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Currency Transactions Risk—Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. To manage this risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Adviser's use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, a Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund's exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund's foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund's hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to U.S. Dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be offset by gains from other Fund assets.

A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Securities Risk—Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•  political and economic instability;

•  the impact of currency exchange rate fluctuations;

•  reduced information about issuers;

•  higher transaction costs;

•  less stringent regulatory and accounting standards; and

•  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Illiquid Securities—Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

There is a risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. There is also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Impact of Large Redemptions and Purchases of Fund Shares—Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

Issuer Risk—The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Management Risk—Each Fund is subject to risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

Market Events Risk—The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk—Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•  corporate earnings;

•  production;

•  management;

•  sales; and

•  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Mid-Cap Securities Risk—Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

Preferred Stock—Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Rights Issues and Warrants—Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date.

Sector Risk—To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Securities Selection Risk—The investment team may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Small-Cap Securities Risk—In general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Temporary Investments—If a Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•  short-term U.S. Government securities;

•  certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

•  prime quality commercial paper;

•  repurchase agreements covering any of the securities in which the Fund may invest directly;

•  shares of money market funds; and

•  shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Valuation Risk—For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds may rely on the quotations furnished by pricing services or third parties, including broker dealers and counterparties to price these investments, which may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the net asset value.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund's portfolio may change on days when shareholders are not be able to purchase or sell that Fund's shares.

How do the Funds' dividends and distributions, and purchase, redemption and exchange policies differ?

Dividends and Other Distributions

The Target Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually by each Fund. Each Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. For more information about dividends, distributions and the tax implications of investing in the Acquiring Fund, please see the section entitled "Additional Information About the Acquiring Funds—Distribution and Taxes" in this Proxy Statement/Prospectus.

Purchases, Redemptions and Exchanges of Shares

The following discussion compares the shareholder transactions of the Target Fund and the Acquiring Fund. More detailed information regarding how shareholders can purchase, redeem and exchange shares of the Acquiring Fund is available in the "Additional Information About the Acquiring Fund" section of this Proxy Statement/Prospectus. More information regarding how shareholders can purchase, redeem and exchange shares of the Target Fund is available in the Global Select Opportunities Fund Statutory Prospectus.

Certain purchase, redemption and exchange procedures employed by the Target Fund and the Acquiring Fund are similar. Each Fund offers shares through its distributor on a continuous basis. Investors may exchange their shares for shares of the same class of another fund in the Aberdeen mutual fund complex, subject to certain restrictions. The table below sets out certain purchase, redemption and exchange policies of the Target Fund and the Acquiring Fund, although certain exceptions apply as set out in the Global Select Opportunities Fund Statutory Prospectus and in the "Additional Information About the Acquiring Fund" section of the Proxy Statement/Prospectus. The investment minimums in the table below will not apply to shares received in connection with the Reorganization.

	Class A		Institutional Class
	Target Fund	Acquiring Fund	Target Fund	Acquiring Fund
To open an account	$1,000	$1,000	$1,000,000	$1,000,000
Additional investment	$1,000	$50	No Minimum	No Minimum
To open an IRA account	$100	$1,000
Additional IRA account investment	No Minimum	$50
Additional investments through Automatic Investment Plan	$100	$50

Closing of the Target Fund to Investments

In anticipation of the proposed Reorganization or Liquidation, the Target Fund will be closed to investments effective as of the close of business on February 13, 2015. The closure will apply to all investments including automatic investments, dividend reinvestments and any other investment options.

Are there any significant differences between the charter documents of Global Select Opportunities Fund and the charter documents of Aberdeen Funds?

In General

A fund organized as a Maryland corporation, such as Global Select Opportunities Fund, is governed both by the Maryland General Corporation Law (the "MGCL") and its charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation's debts or obligations. The directors of a Maryland corporation generally are shielded from personal liability for the corporation's acts or obligations under the corporate form of organization.

A fund organized as a series of a Delaware statutory trust, such as the Acquiring Fund, which is a series of Aberdeen Funds, a Delaware statutory trust, is governed both by the Delaware Statutory Trust Act (the "Delaware Act") and the trust's declaration of trust or similar instrument; for Aberdeen Funds it is the Trust's

Amended and Restated Agreement and Declaration of Trust (the "Aberdeen Declaration"). As is common for Delaware statutory trusts, internal governance matters of Aberdeen Funds are generally a function of the terms of the Aberdeen Declaration and related bylaws. Aberdeen Funds has taken advantage of the flexibility of the Delaware Act which generally defers to the terms of a Delaware statutory trust's governing instrument with respect to internal affairs.

Consistent with the Delaware Act, the Aberdeen Declaration provides that shareholders are entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under Delaware's general corporation law.

Maryland Corporations—Global Select Opportunities Fund

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation having outstanding shares generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Target Fund contains such a provision, entitling shareholders to one vote per share and fractional votes for the fractional shares.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Target Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Shareholders may, in accordance with the terms of the charter and bylaw of the Target Fund, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Pursuant to the MGCL and the charter, shareholders of the Target Fund may at any meeting called for such purpose, remove a director with cause or without cause, but only by a vote of 75% of the votes entitled to be cast. Also, the Target Fund would be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption or increase or decrease the aggregate number of authorized shares of stock. The charter of the Target Fund permits the Board to do so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption for each class or series. The charter of the Target Fund permits the board of directors to redeem shares involuntarily from any shareholder upon such terms and conditions as the board shall deem advisable.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. The MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The charter of the Target Fund provides that, to the fullest extent permitted by the MGCL, no director or officer shall be personally liable to the Fund or its stockholders for money damages and that directors and officers shall be independent to the fullest extent permitted by Maryland law. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Delaware Statutory Trusts—Aberdeen Funds

As a Delaware statutory trust, Aberdeen Funds and its series, the Acquiring Fund, are governed by the Aberdeen Declaration, by-laws and the Delaware Act. The operations of Aberdeen Funds are also subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. The following is a summary of certain key provisions of the Aberdeen Declaration.

Shareholder Voting

Aberdeen Funds is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, all shares of Aberdeen Funds entitled to vote on a matter shall vote without differentiation between the separate series or classes; provided however, (1) if any matter to be voted on affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter or (2) if the 1940 Act or other applicable law or regulation requires voting by series or by class, then the shares shall vote as prescribed by such law or regulation. Each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders of Aberdeen Funds do not have cumulative voting rights in the election of trustees or on any other matter. Special meetings of shareholders of Aberdeen Funds, or any, series or, class thereof, may be called by the trustees, the Chairman of the Board or President of Aberdeen Funds or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Aberdeen Declaration provides that the shareholders have the power to, vote only with respect to: (1) the election of trustees to the extent and as provided therein; and (2) with respect to such additional matters relating to Aberdeen Funds as may be required by the Aberdeen Declaration, Aberdeen Funds' by-laws, the 1940 Act or any registration statement of Aberdeen Funds with the SEC; or (3) as the trustees may consider necessary or desirable. Generally, unless a larger quorum is required by applicable law, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders' meeting constitute a quorum at the meeting. Generally, subject to certain provisions of the Aberdeen Declaration, the by-laws or applicable law which may require a different vote: (1) in all matters other than the election of trustees, the affirmative vote of the majority of votes cast at a shareholders' meeting at which a quorum is present shall be the act of the shareholders; (2) trustees shall be elected by a plurality of the votes cast at a shareholders' meeting at which a quorum is present. In electing trustees, all series in Aberdeen Funds vote together.

Election and Removal of Trustees

The Aberdeen Declaration provides that the trustees determine the size of the board of trustees, subject to a maximum of fifteen. Each trustee serves until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor. Shareholders may elect trustees, including filling any vacancies in the board of trustees, at any meeting of shareholders called by the board of trustees for that purpose. A meeting of shareholders for the purpose of electing one or more trustees may be called by the board of trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders.

The Aberdeen Declaration permits the Aberdeen board of trustees to remove a trustee with or without cause at any time at a duly constituted meeting or by a written consent signed by at least a majority of the then trustees specifying the effective date of removal. Shareholders have the power to remove a trustee only to the extent provided in the 1940 Act and regulations thereunder.

Issuance of Shares

Under the Aberdeen Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration (but not less than the net asset value thereof) and in such form as the trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to new or additional shares and have no priority or preference over any other shares with respect to dividends or distributions. Shares are subject to such other rights and preferences as the trustees may determine.

Series and Classes

The Aberdeen Declaration gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences of the series and classes. The trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to the Aberdeen Declaration

Generally, the Aberdeen Declaration permits the trustees to amend the Aberdeen Declaration by an instrument in writing signed by not less than a majority of the Aberdeen board of trustees unless the Aberdeen Declaration, the 1940 Act or the requirement of any securities exchange on which shares are listed for trading requires shareholders approve such an amendment.

Liability and Indemnification of Trustees and Officers

To protect the trustees and, in certain circumstances, former trustees against certain liabilities, the Aberdeen Declaration provides that to the fullest extent that limitations on the liability of agents are permitted by the Delaware Act and other applicable law, the trustees and officers shall not be responsible or liable in any event for any act or omission of any other agent of Aberdeen Funds or any investment adviser or principal underwriter of Aberdeen Funds.

In addition, the Aberdeen Declaration provides that Aberdeen Funds, out of its property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or trustee's performance of his or her duties as an officer or Trustee of Aberdeen Funds. Nothing in the Aberdeen Declaration indemnifies, holds harmless or protects any officer or trustee from or against any liability to Aberdeen Funds or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office (such conduct is referred to as "Disqualifying Conduct").

The Aberdeen Declaration provides that to the fullest extent permitted by applicable law, the officers and trustees are entitled and have the authority to purchase with trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee or officer in connection with any claim, action, suit or proceeding in which such person becomes involved by virtue of such person's capacity or former capacity with Aberdeen Funds, whether or not Aberdeen Funds would have the power to indemnify such person against such liability under the provisions of Article VII of the Aberdeen Declaration.

Shareholder Liability

Under Delaware law, shareholders generally are not personally liable for the obligations of a Delaware statutory trust. A shareholder is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations organized under Delaware general corporation law . Similar statutory or other authority, however, limiting shareholder liability does not exist in certain states. As a result, to the extent that Aberdeen Funds or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the shareholder to liability. To guard against this risk, the Aberdeen Declaration: (1) contains a provision entitling Aberdeen Funds' shareholders to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporate law of Delaware; and (2) provides for indemnification out of the property of Aberdeen Funds or its applicable series, for any shareholder held personally liable for the obligations of Aberdeen Funds that arise solely from the shareholder's ownership of Aberdeen Funds and not because of such person's acts or omissions; provided, however, there shall be no liability or obligation of Aberdeen Funds arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder's ownership of any shares. In addition, notice of disclaimer of shareholder liability will normally be given in each agreement, obligation, or instrument entered into or executed by Aberdeen Funds on behalf of Aberdeen Funds. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which

(1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the applicable Aberdeen Fund is unable to meet its obligations to indemnify a shareholder.

Derivative Actions

Generally, in addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of Aberdeen Funds only if the shareholder or shareholders first make a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such action is excused. A demand on the trustees is only excused if a majority of the Aberdeen board of trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing Global Select Opportunities Fund and Aberdeen Funds under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Where can I find more information?

For more information with respect to the Target Fund or the Acquiring Fund concerning the following topics, please refer to the following:

For the Target Fund: see (i) "Distributions and Taxes" in the Global Select Opportunities Fund Statutory Prospectus for more information about the Target Fund's policy with respect to distributions and for tax considerations relating to investing in the Target Fund; (ii) "Investing with the Funds—Share Classes" in the Global Select Opportunities Fund Statutory Prospectus for more information about the share classes offered by the Target Fund; and (iii) "Investing with the Funds" in the Global Select Opportunities Fund Statutory Prospectus for more information about the Target Fund's distribution arrangements, purchase, redemption and exchange of shares of the Target Fund, and pricing of Target Fund shares.

For the Acquiring Fund: see "Additional Information About the Acquiring Fund" in this Proxy Statement/Prospectus for more information about the Acquiring Fund's policy with respect to distributions and for tax considerations relating to investing in the Acquiring Fund, the share classes offered by the Acquiring Fund, sales charges and waivers of sales charges, pricing, purchase, redemption and exchange of shares of the Acquiring Fund, and the distribution and administrative service arrangements of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

A Note About Share Classes

The Acquiring Fund offers five share classes—Class A, Class C, Class R, Institutional Service Class and Institutional Class.

An investment in any share class of the Acquiring Fund represents an investment in the same assets of the Acquiring Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Acquiring Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•  which share classes are available to you;

•  how long you expect to own your shares;

•  how much you intend to invest;

•  total costs and expenses associated with a particular share class; and

•  whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The table below provides a comparison of Class A and Class C shares of the Acquiring Fund. Class A and Class C shares of the Acquiring Fund are available to all investors. In addition to Class A and Class C shares, the Acquiring Fund also offers Class R, Institutional Service Class and Institutional Class shares, which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Acquiring Fund and the share class are appropriate for you. In addition, consider the Acquiring Fund's investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

Comparing Class A and Class C Shares

Class A Shares

Front-end sales charge up to 5.75% for Class A shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.
Contingent deferred sales charge (CDSC) up to 1.00%(1)	Reduction and waivers of sales charges may be available.
Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or NAV per share.
Administrative services fee of up to 0.25%	No conversion feature. No maximum investment amount.

Class C Shares

No front-end sales charge.	No front-end sales charge means your full investment immediately goes toward buying shares.
CDSC of 1.00%	No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.
Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.
No administrative services fee	No conversion feature. Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

  (1)  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

  (2)  This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges For Class A Shares

	Sales Charge as a Percentage of		Dealer Commission
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	as Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None**

  *  The offering price of Class A shares of the Acquiring Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Acquiring Fund's distributor at the time of purchase of shares.

  **  Dealer may be eligible for a finder's fee as described in "Purchasing Class A Shares without a Sales Charge" below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Acquiring Fund's transfer agent, at the time of purchase, with information regarding shares of the Aberdeen Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Aberdeen Funds held in (i) all accounts (e.g., retirement accounts) with the Aberdeen Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Acquiring Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Sales Charges" in the Acquiring Fund's Statement of Additional Information for more information. This information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•  A Larger Investment. The sales charge decreases as the amount of your investment increases.

•  Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A or Class C shares in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•  Share Repurchase Privilege. If you redeem Acquiring Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•  Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A and Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

•  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Acquiring Fund or the Acquiring Fund's distributor to waive sales charges (Class A shares only);

•  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/ selling agreement with the Acquiring Fund's distributor (Class A shares only);

•  retirement plans;

•  investment advisory clients of the Adviser's affiliates;

•  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time; and

•  financial intermediaries who have entered into an agreement with the Acquiring Fund's distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

The Acquiring Fund's Statement of Additional Information lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Aberdeen Funds (including the Acquiring Fund) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see "Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares").

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a "finder's fee" is paid by the Acquiring Fund's distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder's fee paid to the selling dealer.

The CDSC does not apply:

•  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•  if no finder's fee was paid; or

•  to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares" for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Acquiring Fund are described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares

The CDSC is waived on:

•  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

•  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts; and

•  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Acquiring Fund, the Adviser or the Acquiring Fund's distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges. For more complete information, see the Acquiring Fund's Statement of Additional Information.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares" for a list of situations where a CDSC is not charged.

The Acquiring Fund's distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales.

Share Classes Available Only to Institutional Accounts

The Acquiring Fund offers Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•  the level of distribution and administrative services the plan requires;

•  the total expenses of the share class; and

•  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•  401(k) plans;

•  457 plans;

•  403(b) plans;

•  profit sharing and money purchase pension plans;

•  defined benefit plans;

•  non-qualified deferred compensation plans; and

•  other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Acquiring Fund, the Adviser or the Acquiring Fund's distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•  institutional non-retirement accounts;

•  traditional and Roth IRAs;

•  Coverdell Education Savings Accounts;

•  SEPs and SAR-SEPs;

•  SIMPLE IRAs;

•  one-person Keogh plans;

•  individual 403(b) plans; or

•  529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•  retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•  retirement plans for which third-party administrators provide recordkeeping services and are compensated by Aberdeen Funds for these services;

•  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•  registered investment advisers investing on behalf of institutions and high net worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•  funds of funds offered by affiliates of Aberdeen Funds;

•  retirement plans for which no third-party administrator receives compensation from Aberdeen Funds;

•  institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•  rollover individual retirement accounts from such institutional advisory accounts;

•  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•  registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•  where the advisers derive compensation for advisory services exclusively from clients; or

•  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Revenue Sharing

The Adviser and/or its affiliates (collectively, "Aberdeen") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Acquiring Fund or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Aberdeen Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.20%, flat fees or minimum aggregate fees of up to $250,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen's own legitimate profits and other of its own resources (not from the Acquiring Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Acquiring Fund Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Acquiring Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Acquiring Fund's assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Acquiring Fund's assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Acquiring Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•  the Acquiring Fund's distributor and other affiliates of the Adviser;

•  broker-dealers;

•  financial institutions; and

•  other financial intermediaries through which investors may purchase shares of the Acquiring Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Acquiring Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Aberdeen Funds are prohibited from considering a broker-dealer's sale of any of Aberdeen Funds' shares in selecting such broker-dealer for the execution of Acquiring Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Acquiring Fund shares, although neither such assistance nor the volume of shares sold of the Aberdeen Funds or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Acquiring Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Acquiring Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this Proxy Statement/Prospectus to their customers for such services.

If shares of the Acquiring Fund are held in a "street name" account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Acquiring Fund and its transfer agent. Since the Acquiring Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Acquiring Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary's relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, Aberdeen Funds reserves the right to redeem your shares. Aberdeen Funds will not be responsible for any loss in an investor's account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of Aberdeen Funds, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by Aberdeen Funds, to designate other financial intermediaries to accept such orders. In these cases:

•  The Acquiring Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Acquiring Fund's net asset value per share (adjusted for any applicable sales charge) next determined after such acceptance.

•  Financial intermediaries are responsible for transmitting accepted orders to the Acquiring Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Aberdeen Funds.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•  make transactions;

•  hear fund price information; and

•  obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•  download Statutory Prospectuses;

•  obtain information on the Acquiring Fund;

•  access your account information; and

•  request transactions, including purchases, redemptions and exchanges.

By Regular Mail Aberdeen Funds, P.O. Box 55930, Boston, MA 02205-5930.

By Overnight Mail Boston Financial Data Services, Aberdeen Funds, 30 Dan Rd, Canton, MA 02021.

By Fax 866-923-4269.

Share Price

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of the Acquiring Fund. The NAV is:

•  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•  generally determined by dividing the total net market value of the securities and other assets owned by the Acquiring Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV for a particular class next determined after the order is received in good form by the Acquiring Fund's transfer agent or an authorized intermediary, plus any applicable sales charge. An order is in "good form" if the Acquiring Fund's transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•  Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Acquiring Fund's closing time and credit will be given to the next business day.

•  Aberdeen Funds reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, Aberdeen Funds may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Acquiring Fund is open for business during this situation, please call 1-866-667-9231.

The Acquiring Fund does not calculate NAV on days when the New York Stock Exchange is closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

•  New Year's Day

•  Martin Luther King, Jr. Day

•  Presidents' Day

•  Good Friday

•  Memorial Day

•  Independence Day

•  Labor Day

•  Thanksgiving Day

•  Christmas Day

•  Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when the Acquiring Fund is closed. As a result, if the Acquiring Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying, Exchanging and Selling Shares

Buying Shares: Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Acquiring Fund's transfer agent in Canton, Massachusetts or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV. The Acquiring Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares
Be sure to specify the class of shares you wish to purchase. The Acquiring Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See "Medallion Signature Guarantee" below.
Through an authorized intermediary. The Acquiring Fund or the Acquiring Fund's distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Acquiring Fund. Your transaction is processed at the NAV next calculated after the Acquiring Fund's transfer agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Acquiring Fund or the Acquiring Fund's distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Acquiring Fund. Your transaction is processed at the NAV next calculated after the Acquiring Fund's transfer agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Acquiring Fund does not accept cash, starter checks, third-party checks, travelers' checks, credit card checks or money orders.	By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Acquiring Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Acquiring Fund may revoke telephone privileges at any time, without notice to shareholders.	By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Acquiring Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Acquiring Fund may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.
Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Acquiring Fund may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

How to Buy Shares	How to Exchange* or Sell** Shares
On-line. Transactions may be made through the Aberdeen Funds' website at www.aberdeen-asset.us. However, Aberdeen Funds may discontinue on-line transactions of Acquiring Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds' website at www.aberdeen-asset.us. However, Aberdeen Funds may discontinue on-line transactions of Acquiring Fund shares at any time.
By bank wire. You may have your bank transmit funds by federal funds wire to the Acquiring Fund's custodian bank. The authorization will be in effect unless you give the Acquiring Fund written notice of its termination.
• if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.
• your bank may charge a fee to wire funds.
• the wire must be received by 4:00 p.m. in order to receive the current day's NAV.	By bank wire. The Acquiring Fund can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Acquiring Fund written notice of its termination.
• your proceeds typically will be wired to your bank on the next business day after your order has been processed.
• Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.
• your financial institution may also charge a fee for receiving the wire.
• funds sent outside the U.S. may be subject to higher fees.
Bank wire is not an option for exchanges.
By Automated Clearing House (ACH). You can fund your Aberdeen Funds' account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Acquiring Fund written notice of its termination.	By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Acquiring Fund written notice of its termination. ACH is not an option for exchanges.
Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Fair Value Pricing

The Acquiring Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Acquiring Fund's valuation policies and procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time", subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end funds and exchange-traded funds are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Acquiring Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Acquiring Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Acquiring Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Acquiring Fund Board.

In-Kind Purchases

The Acquiring Fund may accept payment for shares in the form of securities that are permissible investments for the Acquiring Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Acquiring Fund must obtain the following information for each person that opens a new account:

•  name;

•  date of birth (for individuals);

•  residential or business street address (although post office boxes are still permitted for mailing); and

•  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Acquiring Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Acquiring Fund may restrict your ability to purchase additional shares until your identity is verified. The Acquiring Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Acquiring Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Acquiring Fund's minimum.

•  If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Acquiring Fund to offset small account expenses. Under some circumstances, the Acquiring Fund may waive the quarterly fee.

•  The Acquiring Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Acquiring Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•  both accounts have the same registration;

•  your first purchase in the new fund meets its minimum investment requirement; and

•  you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•  if you exchange from Class A shares of a fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Aberdeen Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Acquiring Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Acquiring Fund's transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Selling Shares

You can sell, or in other words redeem, your Acquiring Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Acquiring Fund's authorized intermediary or an agent of the Acquiring Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Acquiring Fund's investments at the time of the redemption.

You may not be able to redeem your Acquiring Fund shares or the Acquiring Funds may delay paying your redemption proceeds if:

•  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•  trading is restricted; or

•  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Acquiring Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Acquiring Fund may delay forwarding redemption proceeds for up to seven days:

•  if the account holder is engaged in excessive trading or

•  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Acquiring Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of the Acquiring Fund and result in overdraft charges to the Acquiring Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Acquiring Fund reserves the right to reinvest the check proceeds and future distributions in shares of the Acquiring Fund at the Acquiring Fund's then-current NAV until you give the Acquiring Fund different instructions.

Under extraordinary circumstances, the Acquiring Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Acquiring Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds' ability to make a redemption-in-kind, see the Acquiring Fund's Statement of Additional Information.

The Acquiring Fund Board has adopted procedures for redemptions in-kind by shareholders including affiliated persons of the Acquiring Fund. Affiliated persons of the Acquiring Fund include shareholders who are affiliates of the Adviser and shareholders of the Acquiring Fund owning 5% or more of the outstanding shares of the Acquiring Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Acquiring Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Acquiring Fund in any of the following instances:

•  the redemption check is made payable to anyone other than the registered shareholder;

•  the proceeds are mailed to an address other than the address of record;

•  your account address has changed within the last 15 calendar days;

•  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

•  the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Acquiring Fund seeks to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•  disrupt portfolio management strategies;

•  increase brokerage and other transaction costs; and

•  negatively affect fund performance.

The Acquiring Fund may be more or less affected by short-term trading in Acquiring Fund shares, depending on various factors such as the size of the Acquiring Fund, the amount of assets the Acquiring Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Acquiring Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Acquiring Fund based on events occurring after the close of a foreign market that may not be reflected in the Acquiring Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Acquiring Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Acquiring Fund Board has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Acquiring Fund:

Monitoring of Trading Activity

The Acquiring Fund, through the Adviser, its subadviser(s) (if applicable) and its agents, monitors selected trades and flows of money in and out of the Acquiring Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Acquiring Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever the Acquiring Fund is able to identify short-term trades or traders, the Acquiring Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Acquiring Fund identifies. The Acquiring Fund also has sole discretion to:

•  restrict purchases or exchanges that the Acquiring Fund or its agents believe constitute excessive trading; and

•  reject transactions that violate the Acquiring Fund's excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of the Acquiring Fund's NAV, the exchange into the other Aberdeen Fund may be rejected.

On December 11, 2013, the Acquiring Fund Board approved the elimination of the Acquiring Fund's redemption and exchange fees that were previously applicable to certain accounts and were designed to discourage excessive trading and to help offset the expense of such trading. The Acquiring Fund Board determined that, at the present time, policies and procedures to monitor and prevent frequent purchases and redemptions of Acquiring Fund shares are adequate and that a redemption fee for the Aberdeen Funds is not necessary or appropriate.

Fair Valuation

Aberdeen Funds has fair value pricing procedures in place as described above in "Fair Value Pricing."

Exchange and Redemption Fees

In order to discourage excessive trading, the Acquiring Fund imposes exchange and redemption fees on shares held in certain types of accounts, as described above in "Redemption Fee."

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Acquiring Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Acquiring Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

The Acquiring Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Acquiring Fund generally pays no federal income tax on the income and capital gains it distributes to you. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. The Acquiring Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Acquiring Fund. All income and capital gain distributions are automatically reinvested in shares of the Acquiring Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, Aberdeen Funds reserves the right to reinvest the check proceeds and future distributions in shares of the Acquiring Fund at the Acquiring Fund's then-current NAV until you give Aberdeen Funds different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from the Acquiring Fund, whether you reinvest your distributions in additional Acquiring Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•  distributions are taxable to you at either ordinary income or capital gains tax rates;

•  distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•  distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Acquiring Fund shares;

•  for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•  for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•  distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Acquiring Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Acquiring Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Acquiring Fund's fiscal year end, the final amount and character of distributions the Acquiring Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Acquiring Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Acquiring Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Acquiring Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If more than 50% of the Acquiring Fund's total assets at the end of a fiscal year is invested in foreign securities, the Acquiring Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Acquiring Fund. If the Acquiring Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in the Acquiring Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Acquiring Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as "buying a dividend."

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Aberdeen Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels (with these income thresholds adjusted annually for inflation). You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Acquiring Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Acquiring Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Acquiring Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Acquiring Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Acquiring Fund serves to block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Acquiring Fund if shares in the Acquiring Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Acquiring Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Acquiring Fund to designate some or all of its distributions as "excess inclusion income." To Acquiring Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts,

Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Acquiring Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends and, beginning in 2017, will be imposed on redemption proceeds paid, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service ("IRS") information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of "Distributions and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Aberdeen Funds.

PROPOSAL 2: TO APPROVE A PLAN OF LIQUIDATION

Shareholders of the Global Select Opportunities Fund are also being asked to vote at the Meeting on a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation, approved by the Board and attached as Exhibit C. The Global Select Opportunities Fund will only be liquidated pursuant to the Liquidation Plan if Proposal 2 is approved by shareholders of the Global Select Opportunities Fund, and either Proposal 1 is not approved by shareholders of the Global Select Opportunities Fund or the Reorganization is not consummated for any other reason.

The Global Select Opportunities Fund's charter provides that the Global Select Opportunities Fund cannot be liquidated unless both the Board and the Global Select Opportunities Fund's shareholders vote in favor of liquidation. For the reasons discussed below, the Board has approved, and recommends that the Global Select Opportunities Fund's shareholders vote in favor of, Proposal 2, which calls for the Liquidation of the Global Select Opportunities Fund pursuant to the Liquidation Plan.

To ensure that the Global Select Opportunities Fund will be liquidated if the Reorganization is not consummated, the Board unanimously recommends that you vote "FOR" Proposal 2 to liquidate the Fund pursuant to the Liquidation Plan.

Reasons for the Proposed Liquidation

Due to the concern regarding the viability of the Global Select Opportunities Fund described above, AAMI proposed the Liquidation in the event the Reorganization is not approved by shareholders or is not consummated for any other reason.

On September 18, 2014, the Board, upon the recommendation of the AAMI, determined that it is advisable and in the best interests of the Global Select Opportunities Fund and its shareholders to liquidate the Fund in the event the Reorganization is not consummated. In making this determination, the Board considered AAMI's evaluation that Global Select Opportunities Fund is not viable due to its small asset size. The Board also considered AAMI's representation that the Global Select Opportunities Fund's small asset size limits its marketability and, given the lack of investor demand, the future ability to increase assets for the Global Select Opportunities Fund is anticipated to be very limited. The Board concluded that it was in the best interests of the Target Fund and its shareholders to liquidate the Fund, but given the expense necessary to solicit the required shareholder vote to do so, it was in the best interests of shareholders to offer them the option to reorganize into the Acquiring Fund, for the reasons discussed above.

If shareholders do not approve either Proposal I to reorganize the Target Fund into the Acquiring Fund, or, alternatively, the Liquidation Plan, the Board will consider other options available to the Global Select Opportunities Fund and its shareholders.

Plan of Liquidation of the Global Select Opportunities Fund

The following discussion summarizes the important terms of the Liquidation Plan, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Liquidation Plan, which is attached as Exhibit C. Shareholders are urged to read the Liquidation Plan in its entirety. The Liquidation Plan provides for the complete liquidation of all assets of the Global Select Opportunities Fund, the payment and discharge of, or other provision for, all liabilities and obligations of the Fund, and the distribution of the remaining net assets to shareholders.

The Liquidation Plan will become effective on the date the Global Select Opportunities Fund's shareholders approve Proposal 2 (the "Effective Date"). After the Effective Date, if the Reorganization is not approved by shareholders or is not consummated for any other reason, the Global Select Opportunities Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Fund's liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Liquidation Plan. The current officers and Directors of the Global Select Opportunities Fund will continue in office solely for the purpose of implementing the Liquidation Plan and any actions to be taken in connection therewith. AAMI will undertake to liquidate the Global Select Opportunities Fund in accordance with the terms of the Liquidation Plan.

As soon as practicable after the consummation of the sale of all of the Global Select Opportunities Fund's securities and the payment and reserve for payment of all of the Fund's known liabilities and obligations, the Fund will liquidate and distribute all of the remaining assets of the Fund pro rata to its shareholders in an amount equal to the net asset value per share in complete cancellation and redemption of all of the outstanding shares of the Fund (the "Liquidation Distribution") and the corporation will be dissolved. Shareholders may also receive previously declared and unpaid dividends and distributions, together with the Liquidation Distribution, with respect to each of the shareholder's shares of the Global Select Opportunities Fund.

Closing of the Books and Continued Redemptions

The proportionate interests of shareholders in the assets of the Global Select Opportunities Fund will be fixed on the basis of their respective shareholdings as of the close of business on the business day before the day on which the Fund makes the Liquidation Distribution (the "Liquidation Date"), or on another date determined by the Board. On such date, the books of the Global Select Opportunities Fund will be closed, except to the extent necessary to complete the transactions contemplated by the Liquidation Plan. The right of a shareholder to redeem his or her shares at any time before the Global Select Opportunities Fund makes the Liquidation Distribution will not be impaired by the adoption of the Liquidation Plan. Therefore, until the close of business on the business day before the Liquidation Date, a shareholder may redeem shares of the Global Select Opportunities Fund in accordance with the redemption procedures set forth in the Fund's current prospectus without waiting for the Fund to take any action. The Global Select Opportunities Fund does not impose any redemption charges. Additionally, if determined to be appropriate by the Board before the Liquidation Date, the Global Select Opportunities Fund may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares (provided the reinvestment occurs prior to the closure of the Fund to any investments).

Liquidation Distribution

At present, the date on which the Global Select Opportunities Fund will be liquidated and on which the Fund will pay Liquidation Distributions to shareholders is uncertain, but it is anticipated that upon adoption of the Liquidation Plan by the shareholders, assuming the Reorganization is not consummated, such liquidation would occur in March or April 2015 or as soon as practicable thereafter. Shareholders holding Fund shares as of the close of business on the day prior to the Liquidation Date will receive their Liquidation Distribution on the Liquidation Date in redemption of their shares without any further action on their part.

Creditors and Service Providers

After the Effective Date, the Global Select Opportunities Fund will terminate contracts with its service providers at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Liquidation Plan, and will notify creditors of the liquidation.

Material Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution pursuant to the provisions of the Liquidation Plan. This summary also discusses the effect of federal income tax provisions on the Global Select Opportunities Fund resulting from its liquidation and dissolution. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement/Prospectus, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Global Select Opportunities Fund has not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens or other foreign investors. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the Liquidation Distribution as discussed herein. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

For federal income tax purposes, the Liquidation Distribution received pursuant to the Liquidation Plan by a U.S. shareholder (i.e., a Global Select Opportunities Fund shareholder who is subject to United States federal taxation on a net income basis) may consist of three elements: (i) a capital gain dividend to the extent of any net long-term capital gains recognized by the Fund during its final tax year (plus any such amounts remaining undistributed from the immediately preceding year); (ii) an income dividend to the extent the amount of the Fund's investment income and net short-term capital gains earned during its final tax year that have not previously been distributed exceed the Fund's expenses for the year (plus any such amounts remaining undistributed from the immediately preceding year); and (iii) a distribution treated as payment for the U.S. shareholder's shares.

The composition of the actual Liquidation Distribution may vary due to changes in market conditions and the composition of the Global Select Opportunities Fund's portfolio at the time its assets are sold. Prior to the last day of the Global Select Opportunities Fund's final taxable year, the Board must authorize any capital gain dividend and income dividend to be distributed as part of the Liquidation Distribution. Within 60 days after the close of the Global Select Opportunities Fund's taxable year (which will be deemed to close on the Liquidation Date), the Fund will report in a written notice mailed to its shareholders the amounts, if any, for the Fund's final taxable year which may be taken into account as (1) long-term capital gains, (2) qualified dividend income entitled to the long-term capital gains tax rate, (3) foreign taxes to be included in gross income, (4) gross income from foreign sources and (5) eligible for the dividends received deduction. The Global Select Opportunities Fund will notify U.S. shareholders as to the portion, if any, of the Liquidation Distribution that constitutes a capital gain dividend and that constitutes an income dividend.

Since the Global Select Opportunities Fund would seek to retain its qualification as a regulated investment company ("RIC") under the Code during the liquidation period, it would not expect to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned. In the unlikely event that the Global Select Opportunities Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce the amount of Liquidation Distributions.

Any portion of a Liquidation Distribution paid under the Liquidation Plan out of investment company taxable income or net realized long-term capital gains will be taxed under the Code in the same manner as any other distribution of the Global Select Opportunities Fund. Accordingly, such amounts will be treated as ordinary income or long-term capital gains, if so reported.

If the Global Select Opportunities Fund has capital loss carryovers from the preceding year and/or generates a net capital loss during its final year that would have otherwise resulted in a capital loss carryforward in future years, such carryforwards will terminate with the Fund's liquidation and will no longer be available to offset future capital gains.

The balance of any amount (after accounting for the capital gain dividend and income dividend portions of the Liquidation Distribution) received upon liquidation will be treated for federal income tax purposes as a payment in exchange for a U.S. shareholder's shares in the Global Select Opportunities Fund. A U.S. shareholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of the payment and the U.S. shareholder's tax basis in its Fund shares. Any such gain or loss will be a capital gain or capital loss if the U.S. shareholder holds its shares as capital assets. Any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if the Global Select Opportunities Fund's shares were held for more than one year by the U.S. shareholder at the time of the Liquidation Distribution exchange. Under current law, long-term capital gains are taxed to individual U.S. shareholders at a maximum tax rate of 15%. If the U.S. shareholder held its Fund shares for not more than one year at the time of the deemed exchange, any gain or loss will be a short-term capital gain or loss. Short-term capital gains are taxed to individual U.S. shareholders at the graduated income tax rates applicable to ordinary income. All income recognized by a corporate U.S. shareholder pursuant to the liquidation of the Global Select Opportunities Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

If shareholder redemptions prior to liquidation reduce the Global Select Opportunities Fund's net assets below the Fund's remaining undistributed investment company taxable income and net realized capital gains, the Fund may redesignate the tax character of all or a portion of any amounts redeemed after the Liquidation Plan is approved by shareholders. Such redesignation, if it occurred, could result in a shareholder's redemption proceeds being characterized in whole or in part for tax purposes as an ordinary income or long-term capital gain distribution with an offsetting adjustment to the amount of proceeds treated as received upon the redemption.

Closing of the Global Select Opportunities Fund to Investments

In anticipation of the proposed Reorganization or Liquidation, the Target Fund will be closed to investments effective as of the close of business on February 13, 2015. The closure will apply to all investments including automatic investments, dividend reinvestments and any other investment options.

Amendment or Abandonment of the Plan

The Board may modify or amend the Liquidation Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Global Select Opportunities Fund and its shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the shareholders, the Board will submit the amendment or modification to the shareholders for approval. In addition, the Board may abandon the Liquidation Plan without shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Global Select Opportunities Fund and its shareholders. The Board and the officers of the Global Select Opportunities Fund also are authorized to approve changes to the terms of any of the transactions referred to in the Liquidation Plan, to interpret any of the provisions of the Liquidation Plan, and to make, execute and deliver such other documents and to take such other action to carry out the provisions of the Liquidation Plan and liquidate the Global Select Opportunities Fund.

To ensure that the Global Select Opportunities Fund will be liquidated if the Reorganization is not consummated, the Board unanimously recommends that the Fund's shareholders vote "FOR" Proposal 2 to liquidate the Fund pursuant to the Liquidation Plan.

VOTING INFORMATION

What vote is necessary to approve each Proposal?

Quorum; Adjournment

The presence in person or by proxy of one-third of the shares of the Global Select Opportunities Fund outstanding on the Record Date (without regard to Class) entitled to vote at the Meeting will constitute a quorum for the Global Select Opportunities Fund. If a quorum of the Global Select Opportunities Fund is not present or sufficient votes to approve either of the Proposals are not received by the date of the Meeting from shareholders of the Fund, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the Global Select Opportunities Fund's shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote in favor of adjournment those shares of the Global Select Opportunities Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on a proposal with respect to the Fund.

Shareholder Approval

Proposal 1 must be approved by an affirmative vote of the holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Global Select Opportunities Fund. This means the lesser of (1) 67% or more of the shares of the Global Select Opportunities Fund present at the Meeting if the owners of more than 50% of the shares of the Global Select Opportunities Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Global Select Opportunities Fund entitled to vote at the Meeting.

Proposal 2 must be approved by an affirmative vote of the holders of at least a majority of the shares of the Global Select Opportunities Fund outstanding at the close of business on the Record Date (without regard to Class) entitled to vote at the Meeting.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may authorize your proxy by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

In tallying shareholder votes, abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against each of the Proposals.

This Proxy Statement/Prospectus, and the accompanying Notice of Meeting and proxy card(s) were first mailed to shareholders on or about December 12, 2014.

Who can vote to approve the Proposals?

Only shareholders of record of the Global Select Opportunities Fund at the close of business on November 19, 2014 (the "Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. As of the close of business on the Record Date, there were 170,687.912 shares of common stock of the Global Select Opportunities Fund outstanding and entitled to vote at the Meeting.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also authorize your vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or authorize your proxy by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of each Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the

Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Global Select Opportunities Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received by the Global Select Opportunities Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

What other matters will be voted upon at the Meeting?

The Global Select Opportunities Fund does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Meeting. If any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. AAMI may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Global Select Opportunities Fund or AAMI, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Board has engaged AST Fund Solutions to solicit proxies from brokers, banks, other institutional holders and individual shareholders at the cost of approximately $7,900 to $9,300. AST Fund Solutions also will be reimbursed for its reasonable expenses. Proxy solicitation costs will be paid by AAMI. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

As the Meeting date approaches, certain shareholders of the Global Select Opportunities Fund may receive a telephone call from a representative of AST Fund Solutions if their votes have not yet been received. Proxies that are obtained telephonically by AST Fund Solutions will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited by AST Fund Solutions, an AST Fund Solutions representative is required to ask each shareholder to state his or her full name. The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address. If the shareholder is a corporation or other entity, the AST Fund Solutions representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions, then the AST Fund Solutions representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder's instructions on the proposals. Although the AST Fund Solutions representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The AST Fund Solutions representative will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call AST Fund Solutions immediately if his or her instructions are not correctly reflected in the confirmation.

How do I submit a shareholder proposal?

The Global Select Opportunities Fund is not required to hold regular annual meetings of shareholders. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Megan Kennedy, Secretary of Aberdeen Global Select Opportunities Fund Inc., Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Global Select Opportunities Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise the Global Select Opportunities Fund, c/o Megan Kennedy, Secretary of Aberdeen Global Select Opportunities Fund Inc., Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, whether other persons are beneficial owners of Global Select Opportunities Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement/Prospectus needed to supply copies to the beneficial owners of these shares.

PRINCIPAL HOLDERS OF SHARES

On November 19, 2014, the officers and Directors of Global Select Opportunities Fund as a group owned less than 1% of the outstanding voting shares of Global Select Opportunities Fund. As of such date, no person, except as set forth in the table in Exhibit D, owned beneficially or of record 5% or more of the outstanding shares of any class of Global Select Opportunities Fund.

MORE INFORMATION ABOUT THE FUNDS

Additional Information

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements, the exhibits relating thereto, and the annual and semi-annual reports for the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the registrant of the Global Select Opportunities Fund's registration statement, which contains the Global Select Opportunities Fund's prospectus and related Statement of Additional Information, is 811-06017. The SEC file number of the registrant of the Global Equity Fund's registration statement, which contains the Global Equity Fund's prospectus and related Statement of Additional Information, is 811-22132.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549-1520. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-1520, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

Financial Statements

The audited financial statements for each Fund appearing in its Annual Report dated October 31, 2013, which have been audited by KPMG LLP ("KPMG"), independent registered public accounting firm for each Fund, and the unaudited financial statements for each Fund appearing in its Semiannual Report dated April 30, 2014, are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus. The audited financial statements are incorporated therein by reference in reliance upon such reports given on the authority of KPMG.

Financial Highlights

The financial highlights tables are intended to help you understand the Global Equity Fund's financial performance for the past five years ended October 31 and for the most recent six-month period ended April 30, 2014. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Global Equity Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information relating to the past five years ended October 31 has been audited by KPMG, whose report is included in the Global Equity Fund's annual report. The Global Equity Fund's financial statements are included in the Global Equity Fund's annual and semi-annual reports.

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees
Class A Shares
Six Months Ended April 30, 2014*	$13.83	$0.39	$0.29	$0.68	$(0.29)	$(0.29)	$—
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	(0.16)	—
Year Ended October 31, 2012	11.14	0.20	0.88	1.08	(0.21)	(0.21)	—
Year Ended October 31, 2011	11.00	0.22	0.13	0.35	(0.21)	(0.21)	—
Year Ended October 31, 2010	9.82	0.16	1.19	1.35	(0.17)	(0.17)	—
Year Ended October 31, 2009	8.54	0.15	1.28	1.43	(0.15)	(0.15)	—
Class C Shares
Six Months Ended April 30, 2014*	13.15	0.31	0.30	0.61	(0.25)	(0.25)	—
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	—
Year Ended October 31, 2012	10.63	0.14	0.82	0.96	(0.15)	(0.15)	—
Year Ended October 31, 2011	10.50	0.13	0.13	0.26	(0.13)	(0.13)	—
Year Ended October 31, 2010	9.39	0.08	1.14	1.22	(0.11)	(0.11)	—
Year Ended October 31, 2009	8.17	0.10	1.22	1.32	(0.10)	(0.10)	—
Class R Shares
Six Months Ended April 30, 2014*	13.36	0.36	0.28	0.64	(0.28)	(0.28)	—
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	—
Year Ended October 31, 2012	10.78	0.19	0.83	1.02	(0.19)	(0.19)	—
Year Ended October 31, 2011	10.65	0.18	0.13	0.31	(0.18)	(0.18)	—
Year Ended October 31, 2010	9.51	0.14	1.16	1.30	(0.16)	(0.16)	—
Year Ended October 31, 2009	8.27	0.13	1.24	1.37	(0.13)	(0.13)	—
Institutional Service Class Shares
Six Months Ended April 30, 2014*	13.88	0.41	0.27	0.68	(0.32)	(0.32)	—
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	—
Period Ended October 31, 2012(h)(i)	10.56	0.23	1.41	1.64	(0.19)	(0.19)	—
Period from November 1, 2008 through April 22, 2009(i)(j)	8.63	0.08	(1.30)	(1.22)	(0.04)	(0.04)	—
Institutional Class Shares
Six Months Ended April 30, 2014*	13.84	0.41	0.30	0.71	(0.32)	(0.32)	—
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	—
Year Ended October 31, 2012	11.15	0.23	0.89	1.12	(0.25)	(0.25)	—
Year Ended October 31, 2011	11.01	0.26	0.12	0.38	(0.24)	(0.24)	—
Year Ended October 31, 2010	9.82	0.13	1.26	1.39	(0.20)	(0.20)	—
Period from July 1, 2009 through October 31, 2009(k)	8.38	0.03	1.44	1.47	(0.03)	(0.03)	—
Period from November 1, 2008 through April 22, 2009(k)	8.67	0.09	(1.31)	(1.22)	(0.05)	(0.05)	—

  *  Unaudited

  (a)  Net investment income (loss) is based on average shares outstanding during the period.

  (b)  Excludes sales charge.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

  (f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

  (g)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

				Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return(b)(c)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Portfolio Turnover(c)(f)
Class A Shares
Six Months Ended April 30, 2014*	$14.22	5.07%		$84,149	1.53%	5.73%	1.53%	4.93%
Year Ended October 31, 2013	13.83	16.59%		83,800	1.57%	1.42%	1.57%	12.87%
Year Ended October 31, 2012	12.01	9.86%		76,894	1.49%	1.73%	1.68%	24.83%
Year Ended October 31, 2011	11.14	3.12%		25,480	1.61%	1.89%	1.83%	25.44%
Year Ended October 31, 2010	11.00	13.97%		27,691	1.61%	1.56%	1.96%	23.44%
Year Ended October 31, 2009	9.82	17.13%		29,014	1.64%	1.88%	2.58%	155.38%
Class C Shares
Six Months Ended April 30, 2014*	13.51	4.78%		4,805	2.16%	4.83%	2.16%	4.93%
Year Ended October 31, 2013	13.15	15.83%		5,278	2.19%	0.96%	2.19%	12.87%
Year Ended October 31, 2012	11.44	9.11%		3,348	2.20%	1.28%	2.39%	24.83%
Year Ended October 31, 2011	10.63	2.43%		2,437	2.32%	1.18%	2.54%	25.44%
Year Ended October 31, 2010	10.50	13.17%		3,017	2.32%	0.85%	2.67%	23.44%
Year Ended October 31, 2009	9.39	16.35%		3,880	2.32%	1.22%	3.25%	155.38%
Class R Shares
Six Months Ended April 30, 2014*	13.72	4.91%		2,116	1.79%	5.46%	1.79%	4.93%
Year Ended October 31, 2013	13.36	16.35%		2,312	1.76%	1.26%	1.76%	12.87%
Year Ended October 31, 2012	11.61	9.61%		2,265	1.71%	1.70%	1.90%	24.83%
Year Ended October 31, 2011	10.78	2.85%		595	1.82%	1.59%	2.04%	25.44%
Year Ended October 31, 2010	10.65	13.82%		838	1.82%	1.46%	2.18%	23.44%
Year Ended October 31, 2009	9.51	16.88%		714	1.83%	1.68%	2.78%	155.38%
Institutional Service Class Shares
Six Months Ended April 30, 2014*	14.24	5.04	%(g)	1	1.16%	6.08%	1.16%	4.93%
Year Ended October 31, 2013	13.88	17.44	%(g)	1	1.19%	1.80%	1.20%	12.87%
Period Ended October 31, 2012(h)(i)	12.01	15.65	%(g)	1	1.19%	2.28%	1.39%	24.83%
Period from November 1, 2008 through April 22, 2009(i)(j)	7.37	(14.18)%		13	1.32%	2.60%	2.25%	155.38%
Institutional Class Shares
Six Months Ended April 30, 2014*	14.23	5.27	%(g)	71,483	1.16%	6.10%	1.16%	4.93%
Year Ended October 31, 2013	13.84	17.01	%(g)	67,843	1.19%	1.89%	1.19%	12.87%
Year Ended October 31, 2012	12.02	10.16%		39,134	1.20%	1.95%	1.39%	24.83%
Year Ended October 31, 2011	11.15	3.40%		10,491	1.32%	2.29%	1.54%	25.44%
Year Ended October 31, 2010	11.01	14.35%		3,925	1.32%	1.30%	1.69%	23.44%
Period from July 1, 2009 through October 31, 2009(k)	9.82	17.49%		1	1.32%	1.01%	2.19%	155.38%
Period from November 1, 2008 through April 22, 2009(k)	7.40	(14.05)%		—	1.32%	2.60%	2.25%	155.38%

  (h)  For the period from December 19, 2011 (commencement of operations) through October 31, 2012.

  (i)  There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

  (j)  See Note 5 for Financial Highlight information in the Global Equity Fund's semi-annual report prior to year ended October 31, 2009.

  (k)  There were no shareholders in the class for the period from April 23, 2009 through June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

Amounts listed as "—" are $0 or round to $0.

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EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—Investment Restrictions

Exhibit C—Plan of Liquidation

Exhibit D—Principal Holders of Shares as of November 19, 2014

(This page has been left blank intentionally.)

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [ ]th day of [ ], 2014, by Aberdeen Global Select Opportunities Fund Inc., a Maryland corporation (the "Acquired Fund"), and Aberdeen Funds, a Delaware statutory Trust (the "Aberdeen Trust"), on behalf of its series, Aberdeen Global Equity Fund (the "Acquiring Fund") (the Acquired Fund and the Acquiring Fund, together, the "Funds," and each, a "Fund"), and, solely for purposes of paragraphs 4.3, 5.6 and [9.2] hereof, Aberdeen Asset Management Inc., a corporation organized under the laws of the State of Delaware ("AAMI").

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A and Institutional Class shares (collectively, the "Shares") of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Aberdeen Trust, on behalf of the Acquiring Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of assets of the Acquired Fund in exchange for Acquiring Fund Shares and assumption of the Acquired Fund's liabilities and liquidation of the Acquired Fund.

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of each corresponding class of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, attributable to each share class of the Acquired Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below); and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; and Institutional Class shares of the Acquiring Fund correspond to Institutional Class shares of the Acquired Fund.

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring

Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.4 hereof.

1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund shareholders holding the corresponding class of the Acquired Fund's shares. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although any share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.  Valuation

2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

2.2. The number of Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for shares of common stock of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of its shares of common stock determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the corresponding class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.  Closing and Closing Date

3.1. The Closing Date for the Reorganization shall be February 25, 2015, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the open of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held at the offices of the Acquired Fund or at such other place as the parties may agree.

3.2. State Street, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4. The Acquired Fund shall instruct its transfer agent to provide at the Closing, or immediately prior to the Closing, a list of the names and addresses of the Acquired Fund's shareholders and the number and value of each class of outstanding Shares owned by each such shareholder to the Acquiring Fund's transfer agent. The Acquiring Fund shall instruct its transfer agent to issue and deliver a confirmation evidencing the value of the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, the Acquired Fund, and the Aberdeen Trust, on behalf of the Acquiring Fund, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.

4.  Representations and Warranties

4.1. The Aberdeen Trust, on behalf of the Acquiring Fund, represents and warrants that:

(a)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Aberdeen Trust will not result, in a violation of the Aberdeen Trust's Agreement and Declaration of Trust, as amended, or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Aberdeen Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund or its property is bound;

(b)  The Aberdeen Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

(c)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Aberdeen Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(d)  To the knowledge of the Aberdeen Trust, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code;

(e)  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(f)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(g)  The current prospectus and statement of additional information of the Acquiring Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(h)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.2. The Acquired Fund represents and warrants that:

(a)  The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of the Acquired Fund's charter, as supplemented and amended, or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound;

(b)  There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

(c)  The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

(d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(e)  The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2013, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates. The unaudited financial statements of the Acquired Fund for the six-months ended April 30, 2014 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of [ ] that are not disclosed therein.

(f)  Since October 31, 2013 and April 30, 2014, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph (f), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund shareholders shall not constitute a material adverse change;

(g)  At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(h)  (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code; and (ii) the Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(i)  All of the issued and outstanding shares of common stock of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(j)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(k)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(l)  The current prospectus and statement of additional information of the Acquired Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

4.3. AAMI represents and warrants to the Acquiring Fund as follows: To the knowledge of AAMI, (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by AAMI and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, other than those disclosed in writing to and accepted by the Acquiring Fund.

5.  Covenants of the Acquired Fund and the Acquiring Fund

5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.

5.2. The Acquired Fund covenants that (i) the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by Acquired Fund's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Fund Shareholders' ownership of Acquired Fund Shares (or equivalent Acquiring Fund Shares) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal, state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code.

5.3. Subject to the provisions of this Agreement, the Aberdeen Trust on behalf of the Acquiring Fund, and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.4 shall not protect any such Indemnified Person against any liability to the Acquired Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his or her office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party trustees of the Acquiring Fund, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

5.5. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund, the Acquiring Fund nor the Aberdeen Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, the Acquiring Fund and the Aberdeen Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated here in paragraph 8.4.

5.6. AAMI agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against AAMI or its affiliates by reason of any act or failure to act by AAMI or any of its affiliates prior to the Closing Date.

6.  Conditions Precedent to Obligations of the Aberdeen Trust and the Acquiring Fund

The obligations of the Aberdeen Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1. All representations and warranties by the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquired Fund has delivered a certificate executed in its name by its Chairman, President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

6.3. The Aberdeen Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from [                     ], counsel to the Acquired Fund, dated as of the Closing Date, covering the following points:

That (a) the Acquired Fund is a validly existing corporation under the laws of the State of Maryland, and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties of the Agreement, is a valid and binding obligation of the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's charter or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Acquired Fund's business; and (f) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

With respect to all matters of Maryland law, such counsel shall be entitled to state that it has relied upon the opinion of [                 ] and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                  ].

7.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Aberdeen Trust, on behalf of the Acquiring Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties by the Aberdeen Trust or the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Aberdeen Trust has delivered, on behalf of the Acquiring Fund, a certificate executed in its name by its Chairman, President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Aberdeen Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

7.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from [                     ], counsel to the Aberdeen Trust, dated as of the Closing Date, covering the following points:

That (a) the Aberdeen Trust is a validly existing statutory trust under the laws of the State of Delaware, and has the trust power to perform its obligations under this Agreement; (b) the Agreement has been duly authorized, executed and delivered by the Aberdeen Trust and the Acquiring Fund is a duly established series of the Aberdeen Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, is a valid and binding obligation of the Aberdeen Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Aberdeen Trust's Agreement and Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Aberdeen Trust, on behalf of the Acquiring Fund, is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Aberdeen Trust, on behalf of the Acquiring Fund, or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Acquiring Fund's business; (f) the Aberdeen Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (g) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable, subject to Article IV, Section 6 of the Aberdeen Trust's Agreement and Declaration of Trust, as amended and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

With respect to all matters of Delaware law, such counsel shall be entitled to state that it has relied upon the opinion of [                      ] and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                       ].

In rendering such opinion, special Delaware counsel may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Aberdeen Trust have complied with their fiduciary duties in approving the Agreement, that the Reorganization is fair in all respects and that the execution and delivery of the Agreement by the Aberdeen Trust with respect to the Acquired Fund and performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement that purport to obligate the Aberdeen Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Aberdeen Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund or the Acquired Fund, the Acquiring Fund or the Acquired Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1. The Board of Trustees of the Aberdeen Trust, including a majority of the trustees who are not "interested persons" of the Aberdeen Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions.

8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) in each case required to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4. The Acquiring Fund and the Acquired Fund shall have received on the Closing Date an opinion of [                         ], addressed to, and in form and substance reasonably satisfactory to, the Acquiring Fund and the Acquired Fund and dated as of the Closing Date, substantially to the effect that for U.S. federal income tax purposes:

(a)  The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all pursuant to the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the

Acquired Fund upon the exchange of their Acquired Fund shares of common stock for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares of common stock held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares of common stock exchanged therefor were held by such shareholder (provided that such Acquired Fund shares of common stock were held as capital assets on the date of the Reorganization); and (f) except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon the receipt by [                     ] of representations it shall request of the Aberdeen Trust, on behalf of the Acquiring Fund, and the Acquired Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.4.

9.  Brokerage Fees and Expenses; Other Agreements

9.1. Each of the Acquiring Fund and the Acquired Fund represents and warrants that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

9.2. [AAMI or its affiliates agrees to bear the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, a supplement to the Acquired Fund's prospectus and statement of additional information; (ii) expenses associated with filing the supplement to the Acquired Fund's prospectus and statement of additional information; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage, printing, accounting fees and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; and (v) any other reasonable Reorganization expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.  Entire Agreement; Survival of Warranties

10.1. The Aberdeen Trust, on behalf of the Acquiring Fund, and the Acquired Fund, each agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  Termination

This Agreement may be terminated at any time at or prior to the Closing Date by a vote of a majority of the Board of Trustees of the Aberdeen Trust or the Board of Directors of the Acquired Fund.

12.  Amendments

This Agreement may be amended, modified or supplemented in writing in such manner agreed upon by the authorized officers of the Aberdeen Trust and the Acquired Fund.

13.  Notices

13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
Attention: Legal

or to the Acquired Fund at:

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
Attention: Legal

14.  Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in this paragraph and paragraph 5.4, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquiring Fund shall be those of the Acquiring Fund only and shall not otherwise be obligations or liabilities of Aberdeen Trust generally, and, under no circumstances will any other series of the Aberdeen Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Trustee and attested to by its Vice President, Secretary or Assistant Secretary.

ABERDEEN GLOBAL SELECT OPPORTUNITIES FUND INC.

By:

Name:
Title:

Attestation By:

Name:
Title:

ABERDEEN FUNDS
For and on Behalf of
ABERDEEN GLOBAL EQUITY FUND

By:

Name:
Title:

Attestation By:

Name:
Title:

Solely with respect to paragraphs 4.3, 5.6 and [9.2] hereof:

ABERDEEN ASSET MANAGEMENT INC.

By:

Name:
Title:

Attestation By:

Name:
Title:

(This page has been left blank intentionally.)

Exhibit B

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Target Fund	Acquiring Fund

The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940 ("1940 Act"), any rule, regulation or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

The Fund may not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industries.

The Fund may not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.

The Fund may not purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

The Fund may not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

Target Fund	Acquiring Fund

The Fund may not purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

The Fund may not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.
The Fund may not make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund's net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not invest more than 15% of the value of the Fund's total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.(1)

  (1)  The Fund was previously non-diversified, but is now diversified and complies with the following investment restriction: "The Fund may not (1) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities."

Non-Fundamental Investment Restrictions

The following are non-fundamental investment restrictions of each Fund which may be changed by the board of directors/trustees without shareholder approval.

Target Fund	Acquiring Fund

The Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

The Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings.

The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

The Fund may not purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

The Fund may not pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

The Fund may not purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Funds may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Exhibit C

PLAN OF LIQUIDATION
OF
ABERDEEN GLOBAL SELECT OPPORTUNITIES FUND INC.

This Plan of Liquidation (the "Plan") of Aberdeen Global Select Opportunities Fund Inc. (the "Fund"), a Maryland corporation which operates as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation of the Fund in conformity with the provisions of the Fund's charter (the "Charter"), and Maryland law. The Plan has been approved by the Board of Directors of the Fund (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that the Plan be submitted to the holders of the outstanding voting shares of the Fund's common stock (the "Shareholders") in the aggregate without regard to class for their adoption or rejection at a special meeting of Shareholders, and has authorized the distribution of a proxy statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon such adoption, the Fund shall completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the "MGCL"), the Charter, the Fund's bylaws, as amended (the "Bylaws") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

1.  ADOPTION OF PLAN. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders. The Fund will cause its adoption of this Plan to be reported on Internal Revenue Service Form 966 within 30 days after such adoption.

2.  CLOSING OF BOOKS AND CONTINUED REDEMPTIONS. The proportionate interests of Shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the business day immediately preceding the date of liquidation (the "Liquidation Date"), or on such other date as may be determined by the Board (the "Determination Date"). On the Liquidation Date or Determination Date, as the case may be, the books of the Fund shall be closed, except to the extent necessary to complete the transactions contemplated by the Plan. Prior to making the liquidation distributions to Shareholders described in Section 5, the Fund shall continue to honor requests for the redemption of the Fund's shares received before the close of business on the business day immediately preceding the Liquidation Date in accordance with the redemption procedures set forth in the Fund's current prospectus, or Statement of Additional Information, and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit reinvestment thereof in additional shares.

3.  SALE OR DISTRIBUTION OF ASSETS. As soon as practicable after the Effective Date, but in no event later than [        , ] (the "Liquidation Period"), the Fund and the Fund's investment adviser, Aberdeen Asset Management Inc. (the "Adviser"), shall have the authority to engage in such transactions as may be appropriate to the Fund's liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement.

4.  PROVISIONS FOR LIABILITIES. During the Liquidation Period, the Fund shall pay or discharge or set aside a reserve fund for, or by other appropriate means provide for, the payment or discharge of any and all liabilities and obligations of the Fund, including, without limitation, contingent or unascertained liabilities.

5.  DISTRIBUTION TO SHAREHOLDERS. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the Liquidation Date to the Shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Fund's officers shall reasonably deem to exist against the assets of the Fund on the Fund's books.

6.  OTHER DISBURSEMENTS. If, after the Liquidation Date, the Fund receives cash in any form or is entitled to any distribution that it had not previously recorded on its books, such cash or distribution shall be disbursed pro rata to the Shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date; provided, however, that the Fund shall not be required to disburse to such Shareholders any cash or other distributions that the President of the Fund determines to be de minimis after taking into account all expenses associated with effecting the disposition thereof.

C-1

7.  NOTICE OF LIQUIDATION AND TERMINATION OF CONTRACTS. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, at their addresses as shown on the Fund's records, that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Charter or the Bylaws. The Fund also shall terminate contracts with its service providers at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Plan.

8.  AMENDMENT OR ABANDONMENT OF PLAN. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Shareholders, such amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

9.  POWERS OF BOARD AND OFFICERS. Without limiting the power of the Board under Maryland law and the Charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they may deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation of the Fund in accordance with the Code, the MGCL, the Charter or the Bylaws, and any rules and regulations of the Securities and Exchange Commission ("SEC") or any state securities commission, including the 1940 Act and the Securities Act of 1933, as amended. Such actions may include, without limitation, the execution and filing of any instruments of dissolution or other documents, withdrawing any qualifications to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

10.  TERMINATION OF BUSINESS OPERATIONS. As soon as practicable after the Effective Date, the Fund shall cease to conduct business as an investment company and shall not engage in any business activities, except as shall be necessary in connection with the effectuation of its liquidation, including winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 4 herein, and distributing its remaining assets to Shareholders in accordance with this Plan.

11.  EXPENSES. The expenses of carrying out the terms of this Plan (which shall not include transaction costs, taxes and extraordinary expenses) shall be borne by the Adviser, whether or not the liquidation contemplated by this Plan is effected.

12.  GOVERNING LAW. The Plan shall be subject to and construed consistently with the Charter and the Bylaws, and shall otherwise be governed by and construed in accordance with the laws of the State of Maryland.

C-2

Exhibit D

PRINCIPAL HOLDERS OF SHARES AS OF NOVEMBER 19, 2014

Name	Address	Class	% of Ownership
Merrill Lynch Pierce Fenner & Smith*	4800 Deer Lake Dr E FL 97HC3 Jacksonville, FL 32246-6484	Institutional Class	61.87%
LPL Financial Corporation*	9785 Towne Centre Dr San Diego, CA 92121-1968	Institutional Class	28.83%
Charles Schwab & Company Inc*	211 Main Street San Francisco, CA 94105-1905	Class A	23.75%
National Financial Services LLC*	499 Washington Blvd FL5 Jersey City, NJ 07310-2010	Class A	16.78%
TD Ameritrade Incorporated*	PO Box 2226 Omaha, NE 68103-2226	Class A	13.51%
Wells Fargo Advisors*	2801 Market St Saint Louis, MO 63103-2523	Class A	5.62%

  *  Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

D-1

PART B

ABERDEEN GLOBAL SELECT OPPORTUNITIES FUND, INC.

ABERDEEN FUNDS
Aberdeen Global Equity Fund

STATEMENT OF ADDITIONAL INFORMATION

December 11, 2014

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of Aberdeen Global Select Opportunities Fund, Inc., a Maryland corporation (the “Global Select Opportunities Fund”), into Aberdeen Global Equity Fund (the “Global Equity Fund”), a series of Aberdeen Funds, a Delaware statutory trust.

This SAI contains information that may be of interest to shareholders of the Global Select Opportunities Fund relating to the Reorganization, but which is not included in the Proxy Statement/Prospectus dated December 11, 2014 (the “Proxy Statement/Prospectus”).  As described in the Proxy Statement/Prospectus, in the Reorganization, the Global Select Opportunities Fund will transfer all of its assets and liabilities to the Global Equity Fund in exchange for shares of certain classes of the Global Equity Fund, which shares will be distributed to the shareholders of the corresponding class of the Global Select Opportunities Fund in complete liquidation and dissolution of the Global Select Opportunities Fund.

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus.  A copy of the Proxy Statement/Prospectus is available upon request and without charge by writing to Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or by calling (866) 667-9231.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Proxy Statement/Prospectus.

Table of Contents

Additional Information About the Global Select Opportunities Fund and the Global Equity Fund	B-2

Financial Statements	B-2

Additional Information About the Global Select Opportunities Fund and the Global Equity Fund

For the Global Select Opportunities Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Global Select Opportunities Fund dated March 3, 2014 (SEC Accession No. 0001104659-14-016469), as supplemented, as filed with the Securities and Exchange Commission (the “SEC”).

For the Global Equity Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of Aberdeen Funds dated February 28, 2014 (SEC Accession No. 0001104659-14-014868), as supplemented, as filed with the SEC.

Financial Statements

This SAI incorporates by reference (i) the Annual Report of the Global Select Opportunities Fund for the fiscal year ended October 31, 2013 (SEC Accession No. 0001193125-14-003750); (ii)  the Semi-Annual Report of the Global Select Opportunities Fund for the fiscal period ended April 30, 2014 (SEC Accession No. 0001193125-14-260454); (iii) the Annual Report of the Global Equity Fund for the fiscal year ended October 31, 2013 (SEC Accession No. 0001193125-14-002524) and (iv) the Semi-Annual Report of the Global Equity Fund for the fiscal period ended April 30, 2014 (SEC Accession No. 0001193125-14-260026), each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Global Select Opportunities Fund and the Global Equity Fund, as applicable. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

The pro forma financial statements required by Rule 11-01 of Regulation S-X have not been prepared for the Reorganization since, as of November 19, 2014, the net asset value of the Global Select Opportunities Fund does not exceed 10% of the net asset value of the Global Equity Fund.

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